                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                       AIR PRODUCTS AND CHEMICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                       AIR PRODUCTS AND CHEMICALS, INC.
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

[AIR PRODUCTS LOGO]
    ----------------------------------------------------------------------------

    AIR PRODUCTS AND CHEMICALS, INC.
    7201 Hamilton Boulevard
    Allentown, PA 18195-1501

    December 15, 2000

    Dear Shareholder:

    On behalf of your Board of Directors, I am pleased to invite you to attend the 2001 Annual Meeting of Shareholders of Air Products and Chemicals, Inc.

    The Notice of Annual Meeting, Proxy Statement, and proxy card accompanying my letter describe the business to be conducted at the meeting, including the election of four directors. The Board of Directors has nominated Mr. James F. Hardymon, Mr. Charles H. Noski, Ms. Paula G. Rosput, and Mr. Lawrason D. Thomas.

    It is important that your shares be represented and voted at the Annual Meeting. YOU MAY VOTE BY TELEPHONE OR INTERNET AS DESCRIBED ON THE PROXY CARD OR YOU MAY FILL IN, SIGN, DATE, AND MAIL THE PROXY CARD.

    We look forward to seeing you at the meeting.

    Cordially,

    /s/ John P. Jones III

    John P. Jones III
    Chairman of the Board, President, and
    Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        AIR PRODUCTS AND CHEMICALS, INC.

TIME..........................   2:00 p.m., Thursday, January 25, 2001

PLACE.........................   Tompkins College Center Theater at Cedar Crest
                                 College in Allentown, Pennsylvania. Free parking will be available.

ITEMS OF BUSINESS.............   1. Elect four directors each for a three-year
                                    term.

                                 2. Ratify the appointment of independent
                                    auditors for the fiscal year ending
                                    September 30, 2001.

                                 3. Approve 2002 Amendments to the Long-Term
                                   Incentive Plan.

                                 4. Approve Internal Revenue Code Section 162(m)
                                   Annual Incentive Plan Terms.

                                 5. Attend to such other business as may
                                    properly come before the meeting or any
                                    postponement or adjournment of the meeting.

RECORD DATE...................   Shareholders of record at the close of business
                                 on November 30, 2000, are entitled to receive this notice and to vote at the meeting.

WAYS TO SUBMIT YOUR VOTE......   You have the alternatives of voting your shares
                                 by using a toll-free telephone number or the Internet as described on the proxy card, or you may fill in, sign, date, and mail the proxy card. We encourage you to complete and file your proxy electronically or by telephone if those options are available to you.

IMPORTANT.....................   Whether you plan to attend the meeting or not,
                                 please submit your proxy as soon as possible in order to avoid additional soliciting expense to the Company. The proxy is revocable and will not affect your right to vote in person in the event you find it convenient to attend the meeting. If you find that you are unable to attend, you may request a summary of actions taken at the meeting which will be available along with our financial results for the first quarter of fiscal year 2001.


7201 Hamilton Boulevard                             By order of the Board of Directors,
Allentown, Pennsylvania 18195-1501
                                                    /s/ W. Douglas Brown
                                                    W. Douglas Brown
                                                    Vice President, General Counsel
                                                    and Secretary
                                                    December 15, 2000

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
QUESTIONS AND ANSWERS.......................................     1
PROPOSALS YOU MAY VOTE ON...................................     6
  1.  ELECTION OF DIRECTORS.................................     6
  2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT
     ACCOUNTANTS............................................     6
  3.  APPROVAL OF 2002 AMENDMENTS TO THE LONG-TERM INCENTIVE
     PLAN...................................................     6
  4.  APPROVAL OF INTERNAL REVENUE CODE SECTION 162(M)
     ANNUAL INCENTIVE PLAN TERMS............................     9
THE BOARD OF DIRECTORS......................................    11
  DIRECTORS STANDING FOR ELECTION THIS YEAR.................    11
  DIRECTORS CONTINUING IN OFFICE............................    12
  BOARD MEETINGS AND COMMITTEES.............................    14
     AUDIT COMMITTEE REPORT.................................    14
  DIRECTOR COMPENSATION.....................................    16
  DIRECTOR TERM LIMITATION AND RETIREMENT POLICY............    16
COMPENSATION OF EXECUTIVE OFFICERS..........................    17
  REPORT OF THE MANAGEMENT DEVELOPMENT AND COMPENSATION
     COMMITTEE..............................................    17
  EXECUTIVE COMPENSATION TABLES.............................    19
     2000 SUMMARY COMPENSATION TABLE........................    19
     OPTION GRANTS IN 2000..................................    20
     OPTIONS EXERCISED IN 2000 AND 2000 YEAR-END OPTION
      VALUES................................................    20
     PENSION PLAN TABLE.....................................    21
  SEVERANCE AND OTHER CHANGE IN CONTROL ARRANGEMENTS........    22
INFORMATION ABOUT STOCK PERFORMANCE AND OWNERSHIP...........    23
  STOCK PERFORMANCE GRAPH...................................    23
  PERSONS OWNING MORE THAN 5% OF AIR PRODUCTS STOCK.........    24
  AIR PRODUCTS STOCK BENEFICIALLY OWNED BY OFFICERS AND
     DIRECTORS AND NOMINEES.................................    25
  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...    26
EXHIBITS
  SUMMARY OF PRINCIPAL PROVISIONS OF AIR PRODUCTS AND
     CHEMICALS, INC.
     LONG-TERM INCENTIVE PLAN...............................     A
  AUDIT COMMITTEE CHARTER...................................     B

[Air Products Logo]
--------------------------------------------------------------------------------

AIR PRODUCTS AND CHEMICALS, INC.
7201 Hamilton Boulevard
Allentown, PA 18195-1501

                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 25, 2001

                                PROXY STATEMENT

We have sent you this Notice of Annual Meeting and Proxy Statement and proxy card because the Board of Directors of Air Products and Chemicals, Inc. (the "Company" or "Air Products") is soliciting your proxy to vote at the Company's Annual Meeting of Shareholders on January 25, 2001 (the "Annual Meeting"). This Proxy Statement contains information about the items being voted on at the Annual Meeting and information about the Company.

                             QUESTIONS AND ANSWERS

WHAT MAY I VOTE ON?

- The election of four nominees to serve on our Board of Directors.

- The appointment of independent accountants to audit the Company's financial statements for our fiscal year 2001.

- Approval of 2002 Amendments to the Long-Term Incentive Plan.

- Approval of Internal Revenue Code Section 162(m) Annual Incentive Plan Terms.

HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

The Board recommends votes

     - FOR each of the nominees for the Board of Directors.

     - FOR the appointment of the independent accountants.

     - FOR the proposed 2002 Amendments to the Long-Term Incentive Plan.

     - FOR the proposed Internal Revenue Code Section 162(m) Annual Incentive Plan Terms.

WHO IS ENTITLED TO VOTE?

Only shareholders who owned Air Products common stock, par value $1.00 per share ("Company Stock"), as of the close of business on November 30, 2000, the "Record Date" for the Annual Meeting, may vote.

WHO COUNTS THE VOTES?

Representatives of our Transfer Agent, First Chicago Trust Company, a division of EquiServe, will tabulate the votes and act as the independent inspectors of the election.

WHAT SHARES ARE INCLUDED ON MY PROXY CARD?

The shares on your proxy card or cards are all of the shares registered in your name with our Transfer Agent on the Record Date, including shares in the Direct Investment Program administered for Air Products shareholders by our Transfer Agent. If you have shares registered in the name of a bank, broker, or other registered owner, you should receive instructions from that registered owner about how to instruct them to vote those shares.

HOW DO I VOTE THE SHARES ON MY PROXY CARD?

You may vote by signing and dating the proxy card(s) and returning the card(s) in the prepaid envelope.

ALSO, YOU CAN VOTE BY USING A TOLL-FREE TELEPHONE NUMBER OR THE INTERNET. Instructions about these ways to vote appear on the proxy card. If you vote by telephone or Internet, please have your proxy card and social security number available. The sequence of numbers appearing on your card and your social security number are necessary to verify your vote.

Votes submitted by mail, telephone, or Internet will be voted in the manner you indicate by the individuals named on the proxy. If you do not specify how you want your shares voted, they will be voted according to the Board's recommendations for the four proposals.

MAY I CHANGE MY VOTE?

You may revoke your proxy at any time before the Annual Meeting by returning a later-dated proxy card or phone or Internet vote; notifying us that you have revoked your proxy; or attending the Annual Meeting, giving notice of revocation and voting in person.

HOW IS COMPANY STOCK IN THE COMPANY'S RETIREMENT SAVINGS AND STOCK OWNERSHIP PLAN ("RSSOP") VOTED?

If you are an employee or former employee who owns shares of Company Stock under the RSSOP, you will be furnished a separate voting direction form by the RSSOP Trustee, State Street Bank and Trust Company. The Trustee will vote shares of Company Stock represented by units of interest allocated to your RSSOP account on the Record Date. The vote cast will follow the directions you give when you complete and return your voting direction form to the Trustee, or give your instructions by telephone or Internet. The Trustee will cast your vote in a manner which will protect your voting privacy. If you do not give voting instructions or your instructions are unclear, the Trustee will vote the shares in the same proportions and manner as other RSSOP participants instruct the Trustee to vote their RSSOP shares. The Trustee will also vote fractional shares this way.

HOW MANY SHARES CAN VOTE AT THE 2001 ANNUAL MEETING?

As of the Record Date, November 30, 2000, 229,305,191 shares of Company Stock were issued and outstanding, which are the only shares entitled to vote at the Annual Meeting. Every owner of Company Stock is entitled to one vote for each share owned.

WHAT IS A "QUORUM"?

A quorum is necessary to hold a valid meeting of shareholders. A majority of the outstanding shares of Company Stock present in person or represented by proxy makes a quorum. If you vote -- including by Internet, telephone, or proxy card -- you will be considered part of the quorum for the Annual Meeting.

WHAT VOTE IS NECESSARY TO PASS THE ITEMS OF BUSINESS AT THE ANNUAL MEETING?

If a quorum is present at the Annual Meeting, director candidates receiving the highest number of votes for each open seat on the Board will be elected. If you vote and are part of the quorum, your shares will be voted for election of all four of the director candidates unless you give instructions to "withhold" votes, although withholding votes and broker non-votes will not influence voting results. Abstentions may not be specified as to election of directors.

The appointment of independent auditors will be approved if a majority of the votes cast are voted in favor. Abstentions will have the effect of a vote against.

The proposed 2002 Amendments to the Long-Term Incentive Plan will be approved if a majority of the votes cast are voted in favor. Abstentions will have the effect of a vote against.

The proposed Internal Revenue Code Section 162(m) Annual Incentive Plan Terms will be approved if a majority of the votes cast are voted in favor. Abstentions will have the effect of a vote against.

Under New York Stock Exchange rules, brokers that do not receive instructions from their customers may vote in their discretion on all of these matters.

HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

We do not know of any business or proposals to be considered at the 2001 Annual Meeting other than the items described in this Proxy Statement. If any other business is proposed and we decide to permit it to be presented at the Annual Meeting, the signed proxies received from you and other shareholders give the persons voting the proxies the authority to vote on the matter according to their judgment.

WHEN ARE THE SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING DUE?

Proposals must be received by W. Douglas Brown, Secretary, Air Products and Chemicals, Inc., 7201 Hamilton Boulevard, Allentown, PA 18195-1501, by October 27, 2001, and must comply with the requirements of our bylaws (described in the next paragraph) to be presented at the 2002 annual meeting. The proxy for next year's annual meeting will confer discretionary authority to vote on any shareholder proposal that we do not know about before October 28, 2001.

Our bylaws require adequate written notice of the proposal by delivering it in writing to Mr. Brown in person or by mail at the address stated above, on or after September 27, 2001, but no later than October 27, 2001. To be considered adequate, the notice must contain specified information about the matter to be presented at the meeting and the shareholder proposing the matter. A proposal received after October 27, 2001, will be considered untimely and will not be entitled to be presented at the meeting. To be considered for inclusion in next year's proxy statement, proposals must be delivered in writing to Mr. Brown at the address stated above no later than August 17, 2001.

WHAT ARE THE COSTS OF THIS PROXY SOLICITATION?

We hired Morrow & Co. to help distribute materials and solicit votes for the Annual Meeting. We will pay them a fee of $7,500, plus out-of-pocket costs and expenses, and reimburse banks, brokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding Annual Meeting materials to you because they own Company Stock for you. In addition to using the mail, our directors, officers, and employees may solicit proxies by personal interview, telephone, telegram, or otherwise, although they won't be paid any additional compensation. The Company will bear all expenses of solicitation.

MAY I INSPECT THE SHAREHOLDER LIST?

For a period of 10 days prior to the Annual Meeting and if you have a purpose germane to the meeting, a list of shareholders registered on the books of our Transfer Agent as of the Record Date will be available for your examination, as a registered shareholder, during normal business hours at the Company's principal offices.

HOW CAN I GET MATERIALS FOR THE ANNUAL MEETING?

PUBLIC SHAREHOLDERS. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about December 15, 2000. Each registered and beneficial owner of Company Stock on the Record Date should have received a copy (or, if they have consented, notice of on-line availability) of the Company's Annual Report to Shareholders including financial statements (the "Annual Report") either with this Proxy Statement or prior to its receipt (although only certain parts of the Annual Report are required to be part of the proxy solicitation material for the Annual Meeting). When you receive this package, if you have not yet received the Annual Report please contact us and a copy will be sent at no expense to you.

CURRENT EMPLOYEES. If you are an employee of the Company or an affiliate with Intranet access as of the Record Date, you should have received E-mail notice of electronic access to the Notice of Annual Meeting, the Proxy Statement, and the Annual Report on or about December 15, 2000. You may request a paper copy of this Notice of Annual Meeting and Proxy Statement and of the Annual Report by contacting us. If you do not have Intranet access, copies of these materials will be mailed to your home.

If you are a participant in the RSSOP, you will receive a voting direction form from the Plan Trustee mailed to your home on or after December 15, 2000 for directing the vote of shares in your RSSOP account. We've also arranged for the Plan Trustee to receive your voting instructions by telephone or Internet as described on the voting direction form.

If you have employee stock options awarded to you by the Company or an affiliate but don't otherwise own any Company Stock on the Record Date, you will not receive a proxy card for voting. You are being furnished this Proxy Statement and the Annual Report for your information and as required by law.

CAN I RECEIVE ANNUAL REPORTS AND PROXY STATEMENTS ON-LINE?

YES. WE URGE YOU TO SAVE AIR PRODUCTS FUTURE POSTAGE AND PRINTING EXPENSES BY CONSENTING TO RECEIVE FUTURE ANNUAL REPORTS AND PROXY STATEMENTS ON-LINE ON THE INTERNET.

Most shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. Those shareholders will be given the opportunity to consent to future Internet delivery when they vote their proxy or give voting instructions.

If you are not a registered shareholder, this option may only be available if you vote by Internet due to requirements set by the bank, broker or other registered owner who owns your shares for you. If you are not given an opportunity to consent to Internet delivery when you vote your proxy or give your voting instructions, contact the registered owner of your shares and inquire about the availability of such an option for you.

If you consent, your account will be so noted; when our proxy statement and other solicitation materials for the 2002 annual meeting of shareholders become available, you will be notified of how to access them on the Internet; and you will always be able to request paper copies by contacting us.

HOW CAN I REACH THE COMPANY TO REQUEST MATERIALS OR INFORMATION REFERRED TO IN THESE QUESTIONS AND ANSWERS?

You may reach us

     - by mail addressed to the Corporate Secretary's Office

       Air Products and Chemicals, Inc.
       7201 Hamilton Boulevard
       Allentown, PA 18195-1501

     - by calling 888-AIR-INFO

     - by leaving a message on our website at www.airproducts.com/comments

When you request material for the Annual Meeting, it will be provided to you at no cost.

                           PROPOSALS YOU MAY VOTE ON

                           1.   ELECTION OF DIRECTORS

The Board of Directors currently has 13 positions, following the retirement of Harold A. Wagner on December 1, 2000 in accordance with our retirement policies for company executives and directors. With the resignation of Ruud F. M. Lubbers effective December 31, 2000 because of his appointment to the position of United Nations High Commissioner for Refugees, retirements from the Board of Mr. Tom H. Barrett and Mr. Joseph J. Kaminski effective as of January 25, 2001 under our retirement policies for directors, and the election by shareholders of the four nominees standing for election, the Board will have 11 members after the Annual Meeting. Our Board is divided into three classes for purposes of election, with terms of office ending in successive years.

Mr. James F. Hardymon, Mr. Charles H. Noski, and Mr. Lawrason D. Thomas, three incumbent directors whose terms are currently scheduled to expire at the Annual Meeting, have been nominated for re-election for three-year terms. Ms. Paula G. Rosput has been nominated for initial election by shareholders at the Annual Meeting. Other directors are not up for election this year and will continue in office for the remainder of their terms. If a nominee is unavailable for election at the time of the Annual Meeting, proxy holders will vote for another nominee proposed by our Board or, as an alternative, the Board may reduce the number of positions on the Board.

YOUR BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE ELECTION OF MR. HARDYMON, MR. NOSKI, MS. ROSPUT, AND MR. THOMAS.

          2.   RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

At meetings held in November 2000, the Audit Committee of our Board of Directors recommended and the Board approved for vote by shareholders continuation of Arthur Andersen LLP of Philadelphia, Pennsylvania ("Arthur Andersen") as independent auditors for 2001. Arthur Andersen has been our independent auditor since 1948. If this proposal is defeated, the Board will consider other auditors for next year. However, because of the difficulty in substituting auditors so long after the beginning of the current year, the appointment for fiscal year 2001 will stand unless the Board finds other good reason for making a change.

Representatives of Arthur Andersen will be available at the Annual Meeting to respond to questions.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2001.

                    3.   APPROVAL OF 2002 AMENDMENTS TO THE
                            LONG-TERM INCENTIVE PLAN

The Incentive Compensation Program (the "Incentive Program") has been used since 1980 to grant stock and performance-based compensation awards to our executives and key employees, to help recruit, reward and retain our management team and align their interests with those of our shareholders. Our Incentive Program currently consists of two separate plans, the Long-Term Incentive Plan (the "Incentive Plan" or the "Plan") and the Annual Incentive Plan (the "Bonus Plan"). The Management Development and Compensation Committee (the "Committee") and the Board of Directors believe that to continue to be able to retain and motivate executives and key employees with superior training and experience and to compete effectively for new talent, it is desirable to allow the Incentive Program to continue largely intact for fiscal year 2002 and beyond except

- to obtain an additional share authorization for future awards granted under the Incentive Plan and to limit the dilutive effect of such awards, and

- to qualify certain compensation paid for future awards granted under the Incentive Plan and the Bonus Plan for continued tax deductibility for fiscal year 2002 and later years. Shareholder approval of certain Incentive Plan and Bonus Plan provisions and terms is required under Section 162(m) of the Internal Revenue Code ("Section 162(m)"), for compensation in excess of $1,000,000 per taxable year which is paid to the chief executive officer or any of the next four most highly paid executive officers of the Company to be deductible for Federal income tax purposes.

We are asking shareholders to approve the amendments to the Incentive Plan described in this Proposal No. 3 and to approve certain Bonus Plan terms described in Proposal No. 4. A brief description of the proposed amendments to the Incentive Plan appears below, along with certain other information about the administration of the Plan and the tax consequences of Plan awards. A Summary of the material features of the Plan is attached for your information and review in considering this Proposal, as Exhibit A at the back of this Proxy Statement. This Summary is qualified in its entirety by reference to the full text of the Incentive Plan, as amended and restated to reflect the proposed amendments, which was filed electronically with this Proxy Statement with the Securities and Exchange Commission. Such text is not included in this Proxy Statement.

DESCRIPTION OF PROPOSED 2002 AMENDMENTS TO THE INCENTIVE PLAN

ADDITIONAL SHARE AUTHORIZATION. In 1996, shareholders authorized 12,000,000 shares of Company Stock (adjusted for the 1998 two-for-one stock split) for delivery for fiscal year 1997 and later Incentive Plan awards, which amount has been committed or utilized under nonstatutory stock options and performance-based deferred stock unit awards granted for fiscal years 1996 through 2001. To facilitate the continued grant of Plan awards, shareholders are asked to authorize an additional 11,000,000 shares for Plan awards for fiscal years 2002 and later years. On November 30, 2000, the closing price of a share of Company Stock was $34.4375, as reported on the New York Stock Exchange composite tape.

Further, to limit the dilutive effect of Incentive Plan awards, it is proposed that the Plan be amended to provide that, without shareholder approval, no outstanding stock option (or stock appreciation right) will have its exercise price reduced or will be cancelled and replaced with a new option (or stock appreciation right) with a lower exercise price where the economic effect would be the same as reducing the exercise price of the cancelled option (or stock appreciation right); and that no more than a total of 20% of the shares subject to Plan awards granted for fiscal year 2002 and later years may be for deferred stock units or performance units. The aggregate numbers of shares authorized for the Plan and for the foregoing types of awards may be adjusted by the Committee to avoid dilution or consolidation of interests, for example, in connection with stock splits or similar changes. This kind of adjustment for an event or transaction equally affecting all shareholders will still be able to be made by the Committee after the limits described in this paragraph become effective.

PROVISIONS DESIGNED TO ALLOW CONTINUED DEDUCTIBILITY OF CERTAIN
COMPENSATION. Options, stock appreciation rights, deferred stock units and performance shares which may be awarded under the Incentive Plan are intended to provide compensation which will qualify as "performance-based compensation" which exempts it from the deduction limits of Section 162(m). In order for compensation attributable to such awards granted for fiscal year 2002 and later years to be

"performance-based" compensation exempt from the limitations of Section 162(m), the Incentive Plan will include the following provisions:

- a 1,000,000 share limit on the number of shares that may be the subject of grants of nonstatutory stock options and separate stock appreciation rights to any one person in any one fiscal year, to be adjusted to reflect any stock splits or similar changes;

- a 100,000 limit on the number of deferred stock units that may be granted to any one person in any one fiscal year, to be adjusted to reflect any stock splits or similar changes; and

- a $4,000,000 limitation on the value of performance units that may be granted to any one person in any one fiscal year (rather than the current annual limit of the lesser of $2,000,000 and 150% of annualized base salary as of the date of grant).

In addition, the class of persons eligible for awards under the Plan will be limited to executives and other key employees of the Company (and its participating subsidiaries) who have a substantial opportunity to influence the long-term growth of the Company (or the subsidiary); and the minimum stock price at which shares may be acquired by exercising options granted under the Plan, and on the basis of which stock appreciation rights may be valued, will be the fair market value (as defined in the Plan) of a share of Company Stock on the date the award is granted.

Finally, the performance objectives for any performance-based deferred stock units or for any performance units granted for fiscal year 2002 and later years will be limited to objective tests based on one or more of the following business criteria, any of which may be measured either in absolute terms or as compared to another company or companies: return on shareholder's equity (ROE); growth in net income; growth in revenues; cash flow return on average total capital; profit before interest and taxes; total return to shareholders; operating return on net or gross investment, or various other denominators based upon investment or assets, growth in earnings per share or growth in cash flow. These criteria may be used individually or in a formula combining two or more criteria such as a sum of two or more criteria or the greatest of two or more criteria.

PLAN ADMINISTRATION

The Plan will continue to be administered by the Committee. Subject to the terms of the Plan, the Committee has the sole discretion to determine the type and aggregate amount of Plan awards to be granted in a given year, the classes of employees who will be granted awards, the terms and conditions of awards, and the size and types of the individual awards for certain senior executives including the chief executive officer and all other executive officers. The Committee has delegated to management its authority to determine the size and type and to administer individual awards made to other eligible executives and key employees. The Plan permits awards to full-time and part-time executives and key employees of the Company and entities affiliated with the Company, including entities in which the Company holds less than a majority equity position, whether or not such entities are controlling, controlled by, or are under common control with the Company. If the 2002 amendments to the Plan are approved, it is currently anticipated that awards under the Plan will generally continue to be made annually to executives and key employees who are in a position to contribute to the long-term growth of the Company. There are approximately 440 of such individuals who received awards under the Plan in fiscal year 2000.

The Committee will determine in its discretion whether to make awards for fiscal year 2002 and thereafter under the Plan as proposed to be amended and, if made, the amount of the awards and recipients thereof. Therefore, it is not possible to state the amount of the awards which will be granted in the future if the proposed 2002 amendments to the Plan are approved. However, such information with respect to fiscal year 2000 awards granted to executive officers named in the Summary Compensation Table is provided elsewhere in this Proxy Statement as part of the disclosure about compensation of executive officers. The following summarizes (a) the stock option awards made in 2000 under the Plan and (b) contingent deferred stock units known as Performance Shares granted in 1998 to approximately 200 individuals (which were forfeited because applicable financial targets were not achieved):

                                                            NUMBER OF SHARES COVERED
                                                                   BY AWARDS
                                                   ------------------------------------------
                                                      ALL CURRENT        ALL OTHER EXECUTIVES
                                                   EXECUTIVE OFFICERS     AND KEY EMPLOYEES
                                                   ------------------    --------------------
STOCK OPTIONS                                           370,600               1,632,900
PERFORMANCE SHARES AT TARGET EARNOUT                    119,500                 451,000

The Committee currently intends to continue to grant separate awards of nonstatutory stock options and of contingent deferred stock units, known as "Performance Shares," to eligible executives and key employees, including the chief executive officer and each other executive officer. Performance Shares are earned out and will be paid (or deferred) only if and to the extent performance objectives set by the Committee are achieved. A Performance Share entitles the recipient to receive a share of Company Stock for each unit of the award as adjusted by the Committee to reflect the level of performance attained. Since 1986, the Committee has not granted any stock appreciation rights (other than restricted stock appreciation or similar rights which are exercisable only upon and following a change in control of the Company); and the Committee has granted no performance units since 1991. There are no current plans to grant any stock appreciation rights or performance units.

FEDERAL INCOME TAX CONSEQUENCES

The Company is advised by its tax counsel that, under current interpretations of existing federal tax law, the Company will be entitled to federal income tax deductions with respect to nonstatutory stock options, deferred stock units, stock appreciation rights and performance units, at or following the time that taxable income is realized by an employee with respect to such awards. Generally, income will be realized upon the exercise of nonstatutory stock options and at the time cash or stock is delivered to an employee in respect of the other types of awards. No deduction is allowed to the Company with respect to the grant or exercise of an incentive stock option. It is possible, however, for the Company to receive a deduction with respect to an incentive stock option if the participant disposes of his or her stock before satisfying the applicable holding period rules.

The Company is advised by its tax counsel that under current interpretations of existing federal tax law, the Company will be entitled to federal income tax deductions with respect to the foregoing Plan awards subject to the Section 162(m) limits at the time that income is realized by an employee with respect to such awards.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE PROPOSED APPROVAL OF THE 2002 AMENDMENTS TO THE LONG-TERM INCENTIVE PLAN.

                     4.   APPROVAL OF INTERNAL REVENUE CODE
                   SECTION 162(m) ANNUAL INCENTIVE PLAN TERMS

Under Section 162(m), a bonus award paid to an executive under the Annual Incentive Plan (the "Bonus Plan") is exempt from deduction limitations if it qualifies as "performance based". The form and amount of bonus awards is determined annually by the Committee taking into consideration (a) the performance of the Company based upon such measure or measures of performance as the

Committee selects and (b) as between employees, the contribution of the employee during the fiscal year to the success of the Company. The Committee considers the employee's position and level of responsibility, the achievements of his or her group, division, or department, and the recommendations of his or her superiors. The Committee intends that bonuses to be paid to executives subject to Section 162(m) for fiscal year 2002 and later years would qualify as performance-based compensation exempt from the limitations of Section 162(m). Therefore, as required by Section 162(m), you are asked to approve the following terms which will apply to such bonus awards:

- The class of persons covered by the Bonus Plan will consist of the executive officers named in the Summary Compensation Table, including the chief executive officer, and all other executives and key employees.

- The performance criteria for bonus payments for fiscal year 2002 and later years will be limited to objective tests based on one or more of the following business criteria any of which may be measured either in absolute terms or as compared to another company or companies: return on shareholder's equity
  (ROE); growth in net income; growth in revenues; cash flow return on average total capital; profit before interest and taxes; total return to shareholders; operating return on net or gross investment, or various other denominators based upon investment or assets, growth in earnings per share or growth in cash flow. These criteria may be used individually or in a formula combining two or more criteria such as a sum of two or more criteria or the greatest of two or more criteria.

- The maximum bonus that may be paid to any one person for any one fiscal year will be $4,000,000 (rather than the current annual maximum of the lesser of $2,000,000 and 150% of the recipient's most recent annualized base salary rate).

It is not possible to determine the amount of compensation that will be paid in 2002 or later years under the Bonus Plan since actual amounts will depend on actual performance measured against performance objectives set by the Committee in the future and at the Committee's discretion. However, the fiscal year 2000 bonus compensation actually awarded to the top six executive officers is included in the Summary Compensation Table on page 19; and to all current executive officers as a group, was $4,038,800. The fiscal year 2000 Bonus Plan compensation authorized for all other employees, including all current officers who are not executive officers, as a group, was $27,042,469.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE APPROVAL OF ANNUAL INCENTIVE PLAN TERMS IN ORDER TO PERMIT THE CONTINUED EXCLUSION OF COMPENSATION PAYABLE UNDER THE ANNUAL INCENTIVE PLAN FROM THE DEDUCTION LIMITATIONS IMPOSED BY SECTION 162(m) OF THE INTERNAL REVENUE CODE.

                             THE BOARD OF DIRECTORS

Information follows about the age and business experience, as of November 1, 2000, of the nominees up for election and the directors continuing in office. Each of them has consented to being nominated for director and agreed to serve if elected. All of the nominees are currently directors and all have been elected by shareholders at prior meetings, except for Mr. Noski who was initially elected to our Board by the directors effective in October 2000, and Ms. Rosput who has been nominated by our Board to stand for election for the first time at the Annual Meeting.
--------------------------------------------------------------------------------
PERSONS STANDING FOR ELECTION THIS YEAR FOR TERMS EXPIRING AT THE ANNUAL MEETING IN 2004
--------------------------------------------------------------------------------
[HARDYMON PHOTO]
--------------------------------------------------------------------------------
[NOSKI PHOTO]
--------------------------------------------------------------------------------
[ROSPUT PHOTO]
--------------------------------------------------------------------------------
JAMES F. HARDYMON,  age 66.  Retired Chairman and Chief Executive Officer of
                    Textron Inc. Director of the Company since 1997.
Mr. Hardymon joined Textron Inc., a global, multi-industry company with core businesses of aircraft, automotive, industrial, and finance, in 1989 as President and Chief Operating Officer. He became Chief Executive Officer in 1992, and assumed the title of Chairman in 1993. Mr. Hardymon retired from Textron at the end of January 1999. Prior to joining Textron, Mr. Hardymon was President, Chief Operating Officer, and a director of Emerson Electric Co. He is a director of Circuit City
Stores, Inc., Fleet Boston Financial Corporation, American Standard, Inc., Lexmark International, Inc., Championship Auto Racing Teams, Inc., and Schneider Electric S.A.

CHARLES H. NOSKI,  age 48.  Senior Executive Vice President and Chief Financial
                   Officer of AT&T Corp. Director of the Company since 2000.
Mr. Noski joined AT&T Corp., a world leader providing voice, data, and video communications services, in 1999 as Senior Executive Vice President and Chief Financial Officer. Prior to joining AT&T, Mr. Noski was President and Chief Operating Officer and a member of the board of directors of Hughes Electronics, a publicly-traded subsidiary of General Motors in the satellite and wireless communications business. In 1990, he joined Hughes as Corporate Vice President and Controller. In 1992,
he was appointed Corporate Senior Vice President and Chief Financial Officer of Hughes and assumed the additional responsibilities of Vice Chairman in 1996. For a brief period in 1997, Mr. Noski was Executive Vice President and Chief Financial Officer of United Technologies Corp. Mr. Noski was a partner of Deloitte & Touche prior to joining Hughes. He is a member of the Financial Accounting Standards Advisory Council and the American Institute of Certified Public Accountants.

PAULA G. ROSPUT,   age 44.  Director, President, and Chief Executive Officer of
                   AGL Resources Inc.
Ms. Rosput was named Director, President, and Chief Executive Officer of AGL
                   Resources Inc., a regional energy holding company providing natural gas and related products and services, on August 9, 2000. She joined the company in September 1998 as President and Chief Operating Officer of Atlanta Gas Light Company, a natural gas distribution utility and main subsidiary of AGL
                   Resources Inc. Prior to joining AGL Resources, Ms. Rosput served as president of PanEnergy Power from June 1995 until its merger with Duke Power, becoming president of Duke Energy Power Service LLC in June 1997. Ms. Rosput is a director of the American Gas Association and the Southern Gas Association.

[THOMAS PHOTO]
LAWRASON D. THOMAS, age 66.  Former Vice Chairman of Amoco Corporation. Director
                   of the Company since 1994.

Mr. Thomas joined Amoco Chemical Company, a subsidiary of Amoco Corporation, an integrated petroleum company, in 1958. He held various sales, marketing, and administrative positions with Amoco's chemical and oil subsidiaries before being named Amoco Oil Company's Vice President of Operations, Planning, and Transportation in 1976, Executive Vice President in 1979, and President in 1981. He was elected a director of Amoco Corporation in 1989, Executive Vice President in 1990, and assumed the position of
Vice Chairman in 1992. Mr. Thomas retired as Vice Chairman and from the Board of Directors of Amoco Corporation effective January 1, 1996 and continued until April 1996 as senior advisor to the Chairman and a senior representative to international trade groups, partners, and governments.
--------------------------------------------------------------------------------
DIRECTORS CONTINUING IN OFFICE UNTIL THE ANNUAL MEETING IN 2002
--------------------------------------------------------------------------------
[CIZIK PHOTO]
--------------------------------------------------------------------------------
[FAIRBAIRN PHOTO]
--------------------------------------------------------------------------------
[JONES PHOTO]
--------------------------------------------------------------------------------

ROBERT CIZIK, age 69.  Former Chairman of the Board of Cooper Industries, Inc.
                   Director of the Company since 1992.

Mr. Cizik joined Cooper Industries, Inc., a diversified, worldwide manufacturing company, in 1961 and served in various financial, planning and management positions prior to becoming President and Chief Operating Officer in 1973. He served as Cooper's Chief Executive Officer from 1975 to 1995, and served as Chairman of the Board from 1983 until his retirement in 1996. Mr. Cizik is a director of Temple-Inland, Inc. and is a director and serves as non-executive chairman of Stanadyne Automotive
Corp. and Koppers Industries, Inc.

URSULA F. FAIRBAIRN, age 57.  Executive Vice President, Human Resources and
                   Quality of American Express Company. Director of the Company since 1998.

Ms. Fairbairn joined American Express Company, a travel and financial services company, in 1996 as Executive Vice President, Human Resources and Quality. Prior to joining American Express, Ms. Fairbairn was Senior Vice President, Human Resources at Union Pacific Corporation, and had previously held several marketing and human resources positions at IBM Corporation. She is a director of VF Corporation.

JOHN P. JONES III, age 50.  Chairman, President, and Chief Executive Officer of
                   the Company. Director of the Company since 1998.

Mr. Jones joined the Company in 1972 and, following various commercial assignments in Company joint ventures and subsidiaries, was appointed Vice President and General Manager of the Company's Environmental/Energy Division in 1988. He was appointed Group Vice President of the Company's Process System Group in 1992 and in 1993 was transferred to Air Products Europe, Inc. where he was named President. In 1996, Mr. Jones returned to the U.S. where he was first elected Executive Vice
President -- Gases and Equipment and, effective October 1, 1998, President and Chief Operating Officer. Mr. Jones was elected to his present position effective December 1, 2000. Mr. Jones is a director of the American Chemistry Council.

--------------------------------------------------------------------------------
DIRECTORS CONTINUING IN OFFICE UNTIL THE ANNUAL MEETING IN 2003
--------------------------------------------------------------------------------
[BAEZA PHOTO]
--------------------------------------------------------------------------------
[BREMER PHOTO]
--------------------------------------------------------------------------------
[HAGENLOCER PHOTO]
--------------------------------------------------------------------------------
MARIO L. BAEZA, age 49.  Chairman and Chief Executive Officer of TCW/Latin
                   America Partners, L.L.C. Director of the Company since 1999.

Mr. Baeza formed TCW/Latin America Partners, L.L.C. ("TCW") in 1996. TCW is
                   managing general partner of TCW/Latin America Private Equity Partners, L.P., a private equity fund with a controlling interest in a variety of companies in Brazil, Argentina, and Mexico which is jointly owned by Baeza & Company and Trust Company of the West. Prior to forming TCW/Latin America Partners in 1996, Mr. Baeza served as president of Wasserstein Perella International Limited and Chairman and
CEO of Grupo Wasserstein Perella, the Latin American Division of the firm; and until 1994, was a partner at the law firm of Debevoise & Plimpton where, among other practices, he founded and headed the firm's Latin America Group. Mr. Baeza is a managing director of Trust Company of the West and a director of Ariel Mutual Fund Group and the Council of Foreign Relations.

L.  PAUL BREMER III, age 59. Managing Director, MMC Enterprise Risk at Marsh
                   McLennan Inc. Director of the Company since 1993.

Former Ambassador Bremer joined Marsh McLennan Inc., the world's largest insurance broker, in 2000 as Managing Director, MMC Enterprise Risk. Prior to joining Marsh McLennan Inc., Ambassador Bremer was managing director of Kissinger Associates following a 23-year career in the U.S. Diplomatic Service. Ambassador Bremer held various assignments including political, economic, and commercial officer at the American Embassies in Afghanistan and Malawi and Deputy Chief of
Mission and charge d'affaires at the American Embassy in Oslo, Norway. He was appointed Executive Secretary of the State Department and Special Assistant to the Secretary of State in 1981. In 1983, he was named United States Ambassador to the Netherlands and in 1986 he was appointed Ambassador-at-Large for Counter-Terrorism. Ambassador Bremer is also a director of Akzo Nobel N.V., and the Netherland-America Foundation.

EDWARD E. HAGENLOCKER, age 61.  Former Vice Chairman of Ford Motor Company and
                   former Chairman of Visteon Automotive Systems. Director of the Company since 1997.

Mr. Hagenlocker joined Ford Motor Company as a research scientist in 1964 and later held engineering management positions in Product Development, Chassis Division, Body and Electrical Product Engineering, Climate Control Division, and Truck Operations. In 1986, he was elected a Ford vice president and named General Manager of Truck Operations. Mr. Hagenlocker was appointed Vice President of General Operations for Ford North
American Automotive Operations ("NAAO") in 1992 and Executive Vice President of NAAO in 1993. He was elected President of Ford Automotive Operations in 1994 and Chairman, Ford of Europe in 1996. He served as Vice Chairman of Ford Motor Company in 1996 and Chairman of Visteon Automotive Systems from 1997 until his retirement in 1999. Mr. Hagenlocker is a director of Boise Cascade Corporation, Nanophase Technologies Corporation, and AmeriSource Corporation.

[LAUTENBACH PHOTO]
TERRY R. LAUTENBACH, age 62.  Former Senior Vice President of International
                     Business Machines Corporation. Director of the Company since 1991.
Mr. Lautenbach joined IBM, a manufacturer and supplier of information handling systems, equipment and services, in 1959, and held numerous positions in the marketing area until becoming IBM Vice President -- Marketing in 1984, President -- Communication Products Division in 1985, Vice President and Group Executive -- Information Systems and Communications Group in 1986, and Senior Vice President and General Manager in 1988. Mr. Lautenbach served as Senior Vice President and was a member of IBM's Management Committee from 1990 to 1992. He serves as a director of CVS Corp., Varian Medical Systems, and Footstar Corp.
--------------------------------------------------------------------------------

BOARD MEETINGS AND COMMITTEES

Our Board met nine times during our fiscal year 2000, and Board and committee attendance averaged 90% for the Board as a whole. Unless otherwise stated, 2000 means our fiscal year ending September 30, 2000.

The Board has six standing committees which operate under written charters approved by the full Board. None of the directors who serve on the Audit, Management Development and Compensation, and Nominating and Corporate Governance Committees are or ever were employed by the Company.

The AUDIT COMMITTEE, which met four times in 2000, reviews accounting policies and the integrity of financial statements reported to the public; reviews significant internal audit and control matters and internal audit staff activities; and compliance with legal and regulatory requirements. The Committee also reviews the independence, performance, and fees of the Company's independent auditors and recommends the appointment of the firm for approval by the Board and ratification by the shareholders. Committee members are Mr. Baeza, Mr. Hagenlocker, Mr. Hardymon, and Mr. Thomas (Chairman).

Effective January 31, 2000, the Securities and Exchange Commission (the "SEC") adopted new rules and amendments to current rules relating to the disclosure of information about companies' audit committees. In large part, the new rules are based on recommendations made by the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees. The new rules require that, for all votes of shareholders occurring after December 15, 2000, the proxy statement must contain a report of the audit committee addressing several matters identified in the rules. The report of our Audit Committee to the Board of Directors follows this paragraph. In addition, the SEC recommends and the New York Stock Exchange's independent director and audit committee listing standards now require that audit committees adopt written charters. Any such charter must be included as an attachment to the proxy statement at least once every three years. Our Audit Committee consists of four directors all of whom are independent from the Company and its management as independence is defined in the New York Stock Exchange's listing standards. Our Audit Committee charter is attached at the back of this Proxy Statement as Exhibit B.

                             AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company's financial reporting process on behalf of the Board. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements contained in the 2000 Annual Report on SEC Form 10-K with the Company's management and the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls, and has represented to the Audit Committee that such financial statements were prepared in accordance with generally accepted accounting principles. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Committee has discussed with the independent auditors, the auditors' independence from the Company and its management, including the matters in the written disclosures and letter which were received by the Committee from the independent auditors as required by Independence Standard Board No. 1, Independence Discussions with Audit Committees, as amended.

Based on the reviews and discussions referred to above, the Committee recommends to the Board that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended September 30, 2000.

                                Audit Committee
                          Lawrason D. Thomas, Chairman
                                 Mario L. Baeza
                             Edward E. Hagenlocker
                               James F. Hardymon

The ENVIRONMENTAL, SAFETY AND PUBLIC POLICY COMMITTEE, which met twice during 2000, monitors for and reports to the Board on issues and developments in areas such as environmental compliance, safety, government, politics and the economy, community relations, and corporate and foundation philanthropic programs and charitable contributions. Members of the Committee during 2000 were Mr. Bremer, Ms. Fairbairn, Mr. Kaminski, and Mr. Lubbers (Chairman).

The EXECUTIVE COMMITTEE, which met once this past year, has authority to act on most matters concerning management of the business during intervals between Board meetings. Members of the Committee during 2000 were Mr. Barrett, Mr. Cizik, Mr. Jones, Mr. Lautenbach, and Mr. Wagner (Chairman).

The FINANCE COMMITTEE, which met twice in 2000, reviews the Company's financial policies; keeps informed of its operations and financial condition, including requirements for funds; advises the Board about sources and uses of Company funds; evaluates investment programs; and reviews the Company's financial arrangements and methods of external financing. Members of the Committee during 2000 were Mr. Barrett (Chairman), Mr. Cizik, Mr. Jones, Mr. Lubbers, Mr. Thomas, and Mr. Wagner.

The MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE, which met four times in 2000, makes recommendations to the Board and provides advice to management about the Company's succession planning; establishes the Company's executive compensation policies; oversees the administration of the incentive compensation plans for executives and key employees; reviews the actions of those responsible for the administration of the Company's pension and savings plans; and approves significant amendments to such incentive compensation, pension, and savings plans on behalf of the Board. The Committee approves the individual salary, bonus, and incentive plan awards of the chief executive officer, the other executive officers, and certain other senior executives, and annually reviews with the Board the performance of the chief executive officer. During 2000 the members of the Committee were Mr. Barrett, Mr. Cizik, Ms. Fairbairn, Mr. Hardymon, and Mr. Lautenbach (Chairman).

The NOMINATING AND CORPORATE GOVERNANCE COMMITTEE met three times during 2000. This Committee makes recommendations to the Board about candidates to fill Board vacancies during the year and the slate of nominees for election at annual meetings; the functions and meeting schedules of the Board and the committees, and the members of the committees; director compensation, tenure, retirement, and performance assessment; and governance practices. Members of the Committee are Mr. Baeza, Mr. Bremer (Chairman), Mr. Hagenlocker, and Mr. Lautenbach.

This Committee will consider nominations for directors made by shareholders of record entitled to vote for the election of directors if timely written notice, in proper form, of the intent to make a nomination at a meeting of shareholders, is received by the Company. To be timely for the 2002 annual meeting, the notice must be received within the time frame discussed on page 3. To be in proper form, the notice must include each nominee's written consent to be named as nominee and to serve, if elected; and information about the shareholder making the nomination and the person nominated for election. These requirements are contained in provisions of our bylaws which will be provided upon written request.

DIRECTOR COMPENSATION

Board members who are not employed by the Company receive the following compensation for Board service:

Annual Retainer                  $48,000 ($53,000 for Committee Chairman)
Deferred Stock Units ("DSUs")    1,000 when first elected and 1,000
                                 annually
Market Value Stock Options       2,000 shares annually

Instead of paying the annual retainer quarterly in cash, we give each director DSUs equivalent to $3,000 of the quarterly retainer and the opportunity to "purchase" more DSUs with up to all of the rest of their annual retainer. Retainer dollars are converted to DSUs by dividing by the market value of a share of Company Stock on the date the dollars would have been paid to the director. DSUs provide our directors with the financial equivalent of owning Company Stock which they cannot give away or sell until after they leave our Board, except that DSUs have no voting rights.

The stock options granted to our directors become exercisable in six months and remain exercisable for nine and one-half years unless the director serves on our Board for less than six years (other than because of disability or death). After the options become exercisable, the directors may transfer them by gift to certain family members.

Although we do not pay meeting fees for attending Board or committee meetings, directors are reimbursed for expenses incurred in performing their duties as directors. We also pay an annual fee of $15,000, plus expenses, to members of our European Advisory Council which included Mr. Lubbers during 2000.

DIRECTOR TERM LIMITATION AND RETIREMENT POLICY

It is our policy to limit directors who have never been Company employees to four three-year terms or 12 years of Board service. Also, these directors are expected to tender their resignation for consideration by the Nominating and Corporate Governance Committee when they have a change in principal position or identity other than normal retirement, and are not to stand for election to a term during which they turn age 71. Finally, directors who are Company employees, including the chief executive officer, must retire from the Board when they retire from active employment with the Company. Company policy requires the chief executive officer and other executive officers to retire from Company employment at the end of the month in which they attain age 65.

                       COMPENSATION OF EXECUTIVE OFFICERS

      REPORT OF THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE (THE
                                  "COMMITTEE")

COMPENSATING EXECUTIVE OFFICERS. The Committee is responsible for our management compensation program, the primary elements of which are base salary, cash bonus, and stock-based intermediate and long-term incentives. An executive officer's pay reflects his performance and responsibility, both as an individual and as a leader of or contributor to various team initiatives. A significant amount of total pay is tied to the achievement of financial goals for the annual and longer-term financial performance of the Company and the creation of incremental shareholder value, and/or to the performance of our stock. In this report we refer to this kind of compensation as "at risk" pay.

Each year we set target levels for salary, bonus, and incentive awards using executive compensation survey data for industrial companies with annual revenues of three to ten billion dollars. We focus on chemical and nondurable manufacturing companies in particular. Our intent is for cash components of pay to approximate the survey median, and stock-based incentive awards to be above the median. Since a large portion of the compensation opportunity is determined by performance-based variables, total compensation may be above or below the median based on individual and/or Company performance.

Again in 2000, at risk pay represented a progressively larger portion of the total pay for our executives in higher-level positions in order to encourage our leadership team to manage from the perspective of owners with an equity stake in the Company. Approximately 70% of Mr. Wagner's intended total pay was at risk, with a range of 60% to 70% for Mr. Jones, Mr. Gadomski, Mr. Kaminski, Mr. Cummins, and Mr. Sullam.

U.S. tax law does not let us deduct from the Company's federal taxable income compensation paid to the five most highly paid of these six executives which is not variable or at risk and which exceeds $1,000,000. The Committee and the Board of Directors approved, and are with this Proxy Statement submitting to the Company's shareholders for approval, amendments and terms applicable to the Company's bonus and stock-based incentive plans in order to qualify compensation paid under those plans for continued tax deductibility for fiscal year 2002 and later years. However, since we believe that the Company's interests may sometimes be best served by providing compensation which is not deductible in order to attract, retain, motivate and reward top executive talent, the Committee retains the flexibility to provide for payments of such compensation.

2000 ANNUAL CASH COMPENSATION -- BASE SALARY. Late in 1999, when we fixed the fiscal year 2000 salaries for Mr. Wagner, Mr. Jones, and the other executive officers, we considered pay for comparable positions reported in the compensation surveys; personal performance, position in salary range, and time since last increase; and, most importantly, the Company's overall performance as related to Mr. Wagner's and Mr. Jones' leadership and the impact of the other executive officers on the business. The respective salaries set for Mr. Wagner and Mr. Jones reflect the transition challenges and expansion of the scope of their responsibilities consistent with concluding our succession plan for Air Products leadership which culminated with the election of Mr. Jones to the position of Chairman, President and Chief Executive Officer in December 2000.

BONUS. At the beginning of 2000, we adopted performance objectives for the year based on return on shareholders' equity and growth in net income, and established an objective formula for computing the bonus for Mr. Wagner, Mr. Jones, and the other executive officers, based on the extent to which these objectives are achieved. Following the end of the year, in addition to establishing the maximum possible bonus payment by measuring performance against the two principal objectives, ROE and growth in net income, we also considered growth in revenues, growth in earnings per share, total return to shareholders, the overall economic environment, and the comparable performance of the other companies included in the Standard & Poor's Chemicals Index or the Dow Jones Specialty

Chemicals Index; and progress towards achieving the strategic objectives of the Company's internal model for improvement. To set Mr. Wagner's and Mr. Jones' bonuses, we also considered their 2000 CEO and COO performance reviews in which we focused on the criteria we use to evaluate their leadership to Air Products, our various stakeholders, and our Board.

At our November 2000 meeting, we completed our assessment of the Company's and of Mr. Wagner's and Mr. Jones' performance and set 175% of the 2000 target bonus guideline as the overall bonus award level for fiscal year 2000, including for Mr. Wagner's and Mr. Jones' awards. We decided to base bonuses for all employees and senior executives on fiscal year 2000 operating results without the impact of any special items. On this basis, 18.7% ROE was delivered and net income from operations was up 18.1%.

2000 STOCK-BASED COMPENSATION. We think this compensation component is particularly important since it reflects the Company's capital-intensive business portfolio which requires long-term commitments for success. We've used two main forms of awards--stock options and performance-based deferred stock units ("DSUs"). In the fall of 1999, we granted our executive officers ten-year market-priced stock options at a unit level within the guideline award range for their salary grade level, reflecting their position and responsibilities at the time of grant.

CONCLUSION. To drive management effort and results, we have a compensation program that is competitive and appropriately linked to shareholder return and the Company's financial goals.

               Management Development and Compensation Committee
                         Terry R. Lautenbach, Chairman
                                 Tom H. Barrett
                                  Robert Cizik
                              Ursula F. Fairbairn
                               James F. Hardymon

                         EXECUTIVE COMPENSATION TABLES

                        2000 SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                          COMPENSATION AWARDS
                                                     ANNUAL            --------------------------
                                                  COMPENSATION          SECURITIES
                                             -----------------------    UNDERLYING        LTIP
NAME AND                            FISCAL     SALARY       BONUS      STOCK OPTIONS    PAYOUTS        ALL OTHER
PRINCIPAL POSITION                   YEAR      ($)(1)       ($)(1)          (#)          ($)(2)     COMPENSATION(3)
------------------                  ------   ----------   ----------   -------------   ----------   ---------------
Harold A. Wagner..................   2000    $1,003,462   $1,181,000      110,000      $        0       $34,305
  Chairman and Chief Executive
  Officer                            1999    $  902,885   $  473,000      220,000              --       $32,586
                                     1998    $  827,596   $  986,965      110,000      $1,501,950       $24,694
John P. Jones III.................   2000    $  702,308   $  776,000       75,000      $        0       $21,559
  President and Chief Operating
  Officer                            1999    $  600,769   $  311,000      150,000              --       $19,354
                                     1998    $  400,962   $  363,300      100,000      $  750,975       $11,955
Robert E. Gadomski................   2000    $  521,923   $  543,000       50,000      $        0       $17,478
  Executive Vice President, Gases
  and                                1999    $  501,154   $  219,000      100,000              --       $17,905
  Equipment                          1998    $  400,962   $  363,300      100,000      $  750,975       $11,944
Joseph J. Kaminski................   2000    $  451,666   $  433,000       50,000      $        0       $15,536
  Corporate Executive Vice
  President                          1999    $  434,535   $  174,000      100,000              --       $15,696
                                     1998    $  417,415   $  363,300       50,000      $  750,975       $12,463
Andrew E. Cummins.................   2000    $  321,044   $  298,000       24,000      $        0       $10,230
  Group Vice
  President -- Chemicals             1999    $  268,944   $   85,000       32,000              --       $ 8,995
                                     1998    $  253,321   $  170,000       16,000      $  169,413       $ 7,566
Ronaldo Sullam(4).................   2000    $  320,589   $  281,800       24,000      $        0       $     0
  President, Air Products Europe,
  Inc.                               1999    $  319,515   $  120,000       40,000              --       $     0
                                     1998    $  309,913   $  250,216       18,000      $  161,500       $     0

-------------------------

(1) Cash compensation earned for services performed during each fiscal year, including amounts deferred at the election of the executive.

(2) On September 30, 2000, Mr. Wagner owned 105,200 deferred stock units ("DSUs") worth $3,760,900; Mr. Jones owned 28,100 DSUs worth $1,004,575; Mr.
    Gadomski owned 29,100 DSUs worth $1,040,325; Mr. Kaminski owned 44,400 DSUs worth $1,587,300; Mr. Cummins owned 12,098 DSUs worth $432,504; and Mr. Sullam owned 8,400 DSUs worth $300,300. These values are based on the 2000 fiscal year-end fair market value of a share of Company Stock. DSUs which have earned out are the financial equivalent of owning Company Stock which can't be transferred or sold until after the executive retires, except that all DSUs accrue dividend equivalents, none have voting rights and certain of them are subject to forfeiture for engaging in specified activities such as competing with the Company.

(3) Amounts shown for 1999 and 2000 are principally, and for 1998 are entirely, Company matching contributions and/or accruals under the qualified 401(k) and nonqualified savings plans for U.S. employees under which the Company matches 50% of each participant's elective salary reduction up to 6% of base salary. In addition for 2000 and 1999, respectively, the following amounts are included for interest and/or dividend equivalents accrued under the nonqualified savings plan and on certain deferred bonus accounts: Mr. Wagner, $4,303 and $4,633; Mr. Jones, $557 and $891; Mr. Gadomski, $1,877
    and $2,441; Mr. Kaminski, $2,034 and $2,225; and Mr. Cummins, $628 and $654.

(4) Mr. Sullam's salary and bonus are paid in foreign currencies and have been converted to U.S. dollars using the average of the twelve month end prevailing exchange rates for each year. His current year salary and bonus, as portrayed in U.S. dollars, reflect the decline in the foreign currencies against the U.S. dollar.

                             OPTION GRANTS IN 2000

                                                                                            NET POTENTIAL
                                 INDIVIDUAL GRANTS                                       REALIZABLE VALUE AT
-----------------------------------------------------------------------------------      ASSUMED ANNUAL RATES
                         NUMBER OF     PERCENT (%)                                          OF STOCK PRICE
                         SECURITIES      OF TOTAL                                          APPRECIATION FOR
                         UNDERLYING      OPTIONS                                            OPTION TERM(2)
                          OPTIONS       GRANTED TO     EXERCISE                        ------------------------
                          GRANTED      EMPLOYEES IN      PRICE        EXPIRATION           5%           10%
NAME                       (#)(1)      FISCAL YEAR     PER SHARE         DATE             ($)           ($)
----                     ----------    ------------    ---------    ---------------    ----------    ----------
Harold A. Wagner.......   110,000          2.6%         $28.78      October 2, 2009    $1,990,955    $5,045,470
John P. Jones III......    75,000          1.8%         $28.78      October 2, 2009    $1,357,469    $3,440,093
Robert E. Gadomski.....    50,000          1.2%         $28.78      October 2, 2009    $  904,979    $2,293,395
Joseph J. Kaminski.....    50,000          1.2%         $28.78      October 2, 2009    $  904,979    $2,293,395
Andrew E. Cummins......    24,000          0.6%         $28.78      October 2, 2009    $  434,390    $1,100,830
Ronaldo Sullam.........    24,000          0.6%         $28.78      October 2, 2009    $  434,390    $1,100,830

-------------------------

(1) These options become exercisable in one-third increments on the first three anniversaries of grant and were granted at fair market value on the October 1, 1999 grant date. Exercisable options may be transferred by gift to certain family members. The exercise price and tax withholding obligations may be satisfied with shares owned by the executive. Options are subject to forfeiture for engaging in specified activities such as competing with the Company.

(2) Net pre-tax gains which would be recognized at the end of the option term if an executive exercised all of his 2000 options on the last day of the option term and our stock price had grown at the 5% and 10% assumed growth rates set by the Securities and Exchange Commission. The amounts shown are not intended to forecast future appreciation in the price of our stock.

                           OPTIONS EXERCISED IN 2000
                        AND 2000 YEAR-END OPTION VALUES

                                                                   NUMBER OF
                                                             SECURITIES UNDERLYING       NET VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                                                AT YEAR-END (#)             AT YEAR-END ($)(1)
                       SHARES ACQUIRED   VALUE REALIZED   ---------------------------   ---------------------------
NAME                   ON EXERCISE(#)        ($)(1)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   ---------------   --------------   -----------   -------------   -----------   -------------
Harold A. Wagner.....      43,080           $971,295        759,418        330,002      $6,920,134     $1,227,238
John P. Jones III....      14,240           $342,419        286,958        250,002      $2,018,219     $  836,750
Robert E. Gadomski...      25,840           $595,105        299,904        183,336      $2,287,158     $  557,838
Joseph J. Kaminski...      28,000           $712,670        308,638        150,002      $2,619,324     $  557,838
Andrew E. Cummins....           0                  0         83,077         56,003      $  609,160     $  234,269
Ronaldo Sullam.......      12,520           $285,800         96,866         63,334      $  835,652     $  251,018

-------------------------

(1) Net before-tax amounts determined by subtracting the exercise price from the fair market value at the exercise date or at year-end, as the case may be.

                               PENSION PLAN TABLE

                                                 YEARS OF SERVICE
               ------------------------------------------------------------------------------------
REMUNERATION      15         20          25           30           35           40           45
------------   --------   --------   ----------   ----------   ----------   ----------   ----------
3$00,000....   $ 65,933   $ 87,910   $  109,888   $  131,865   $  153,843   $  176,343   $  198,843
400,000....    $ 88,433   $117,910   $  147,388   $  176,865   $  206,343   $  236,343   $  266,343
500,000....    $110,933   $147,910   $  184,888   $  221,865   $  258,843   $  296,343   $  333,843
600,000....    $133,433   $177,910   $  222,388   $  266,865   $  311,343   $  356,343   $  401,343
700,000....    $155,933   $207,910   $  259,888   $  311,865   $  363,843   $  416,343   $  468,843
800,000....    $178,433   $237,910   $  297,388   $  356,865   $  416,343   $  476,343   $  536,343
900,000....    $200,933   $267,910   $  334,888   $  401,865   $  468,843   $  536,343   $  603,843
1,000,000..    $223,433   $297,910   $  372,388   $  446,865   $  521,343   $  596,343   $  671,343
1,100,000..    $245,933   $327,910   $  409,888   $  491,865   $  573,843   $  656,343   $  738,843
1,200,000..    $268,433   $357,910   $  447,388   $  536,865   $  626,343   $  716,343   $  806,343
1,300,000..    $290,933   $387,910   $  484,888   $  581,865   $  678,843   $  776,343   $  873,843
1,400,000..    $313,433   $417,910   $  522,388   $  626,865   $  731,343   $  836,343   $  941,343
1,500,000..    $335,933   $447,910   $  559,888   $  671,865   $  783,843   $  896,343   $1,008,843
1,600,000..    $358,433   $477,910   $  597,388   $  716,865   $  836,343   $  956,343   $1,076,343
1,700,000..    $380,933   $507,910   $  634,888   $  761,865   $  888,843   $1,016,343   $1,143,843
1,800,000..    $403,433   $537,910   $  672,388   $  806,865   $  941,343   $1,076,343   $1,211,343
1,900,000..    $425,933   $567,910   $  709,888   $  851,865   $  993,843   $1,136,343   $1,278,843
2,000,000..    $448,433   $597,910   $  747,388   $  896,865   $1,046,343   $1,196,343   $1,346,343
2,100,000..    $470,933   $627,910   $  784,888   $  941,865   $1,098,843   $1,256,343   $1,413,843
2,200,000..    $493,433   $657,910   $  822,388   $  986,865   $1,151,343   $1,316,343   $1,481,343
2,300,000..    $515,933   $687,910   $  859,888   $1,031,865   $1,203,843   $1,376,343   $1,548,843
2,400,000..    $538,433   $717,910   $  897,388   $1,076,865   $1,256,343   $1,436,343   $1,616,343
2,500,000..    $560,933   $747,910   $  934,888   $1,121,865   $1,308,843   $1,496,343   $1,683,843
2,600,000..    $583,433   $777,910   $  972,388   $1,166,865   $1,361,343   $1,556,343   $1,751,343
2,700,000..    $605,933   $807,910   $1,009,888   $1,211,865   $1,413,843   $1,616,343   $1,818,843

The compensation covered by our qualified and nonqualified defined benefit pension plans is the average of the salary and bonus for the highest three consecutive years during the final ten years of service. The approximate years of service as of September 30, 2000 for Mr. Wagner are 37 years; for Mr. Jones, 28 years; for Mr. Gadomski, 30 years; for Mr. Kaminski, 35 years; and for Mr. Cummins, 26 years. The Table shows approximate annual ordinary life annuity benefits payable to U.S. salaried employees retiring at age 65 in calendar year 2000, after selected periods of service with selected amounts of covered compensation, without reduction for any survivor benefit or for Social Security benefits or other offsets. A lump sum form of payment is available under the nonqualified pension plan. Mr. Wagner retired as of December 1, 2000 after attaining age 65 and with 37.5 years of service.

Mr. Sullam, who is age 59, is covered by a European qualified defined benefit pension arrangement which is provided through an employer-funded insured annuity contract. At age 60 he will qualify for a single life annuity of 60% of his final annual base salary based on 40 years of service. In addition, a special contribution made in 1983 will produce an additional annuity of $7,435 per year. These benefits include certain social security benefits other than the United Kingdom social security pension which is payable from age 65; and are subject to a 2.5% reduction for each year that retirement precedes age 60. The benefits are not increased for retirement later than age 60 other than to reflect increases in salary.

SEVERANCE AND OTHER CHANGE IN CONTROL ARRANGEMENTS

To retain our leadership team and provide for continuity of management in the event of any actual or threatened change in control of the Company, we utilize individual severance agreements which provide explicit contractual protection for our executive officers including, in 2000, Mr. Wagner, Mr. Jones, Mr. Gadomski, Mr. Kaminski, Mr. Cummins, and Mr. Sullam. Individuals receive no payments or benefits under the agreements unless their employment ends during the three-year period following the change in control. Also, certain components of our executive compensation program are activated upon a change in control without regard to whether the individual's employment ends. Specifically, incentive plan provisions automatically accelerate payment of deferred bonuses and vest and provide a cash out opportunity for executive stock options; and provide for Board discretion to pay all executive deferred stock unit awards in cash on an accelerated basis. Also, grantor trusts secured by an agreement to reserve Company Stock for contribution to each trust, call for cash funding to pay benefits to employees under unfunded nonqualified retirement plans (under which participants will have an immediate, nonforfeitable right to their plan benefits and be entitled to elect an immediate lump sum payment of such amounts); and to cash out deferred stock units owed to nonemployee directors. In all of these agreements, plans, and programs, a change in control means a 20% stock acquisition by a person not controlled by the Company; a change in the Board majority during any two years except if approved by two thirds of those who were directors at the beginning of the period; or other events determined to constitute a change in control for purposes of the particular agreement, plan, or program by a majority of nonemployee directors in office when the event occurs.

The severance agreements give each executive specific rights and certain benefits if, within three years after a change in control, his employment is terminated by the Company without "cause" (as defined) or he terminates his employment for "good reason" (as defined). In such circumstances the executive would be entitled to:

     - a cash payment equal to three(1) times the sum of his annual base salary, the value for the most recent fiscal year of the Company's matching contribution and/or accrual on his behalf under the qualified 401(k) and nonqualified savings plans for U.S. employees, and his target bonus under the annual bonus plan;

     - a cash payment equal to the actuarial equivalent of the pension benefits he would have been entitled to receive under the Company's U.S. pension plans had he accumulated three(1) additional years of service credited after his termination date, plus the early retirement subsidy on the entire benefit should he be ineligible for early retirement as of the date of termination; and

     - continuation of medical, dental, and life insurance benefits for a period of up to three years, and provision of outplacement services, financial counseling benefits, and legal fees.

If any payment, distribution or acceleration of benefits, compensation or rights that is made by the Company to the executive under the severance agreement or otherwise, results in a liability to him for the excise tax imposed by Section 4999 of the U.S. Internal Revenue Code, the Company will pay him an amount equal to such excise tax. Also, each severance agreement provides for indemnification of the executive if he becomes involved in litigation because he is a party to the agreement.

Mr. Sullam, a citizen of Italy who resides in the United Kingdom ("U.K."), is a party to dual employment contracts with Air Products and an affiliate in the U.K. The purpose of the contracts is to set forth the allocation of his employment activities between those which take place within the U.K. and those which are performed outside the U.K. Under each of these agreements, Mr. Sullam

-------------------------

(1) Subject to appropriate reduction in cases where an executive's mandatory retirement would occur within three years from the date of a change in control.

is entitled to 180 days notice before his employment may be terminated (other than for cause). Also, Mr. Sullam's change in control severance agreement, which would override his dual employment contracts, varies from the severance agreements for the U.S. executives in that the cash payment for his pension benefit would reflect only assumed salary increases, not added service, and the difference between the benefit with and without the 2.5% per year reduction if termination occurs before age 60. Also, he would receive no dental or life insurance benefits, but medical coverage to age 65; and coverage, on a grossed-up basis, of any U.S. taxes withheld from payments to him under the severance agreement and other Company plans and programs that are not able to be used to reduce his U.K. tax liability.

               INFORMATION ABOUT STOCK PERFORMANCE AND OWNERSHIP
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             COMPARISON OF FIVE-YEAR CUMULATIVE SHAREHOLDER RETURN
    AIR PRODUCTS, S&P 500, S&P CHEMICALS, AND DOW JONES SPECIALTY CHEMICALS
                    COMPARATIVE GROWTH OF A $100 INVESTMENT
                    (ASSUMES REINVESTMENT OF ALL DIVIDENDS)

                                            AIR PRODUCTS             S&P 500             S&P CHEMICALS        DOW JONES SPEC CH
                                            ------------             -------             -------------        -----------------
Sep 95                                         100.00                 100.00                 100.00                 100.00
Sep 96                                         114.00                 120.00                 129.00                 112.00
Sep 97                                         165.00                 169.00                 169.00                 138.00
Sep 98                                         120.00                 184.00                 151.00                 109.00
Sep 99                                         121.00                 236.00                 178.00                 123.00
Sep 00                                         152.00                 267.00                 133.00                 114.00

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               PERSONS OWNING MORE THAN 5% OF AIR PRODUCTS STOCK
                            AS OF SEPTEMBER 30, 2000

                                                         AMOUNT AND NATURE
                                                           OF BENEFICIAL
NAME AND ADDRESS OF BENEFICIAL OWNER                         OWNERSHIP        PERCENT OF CLASS
------------------------------------                     -----------------    ----------------
Mellon Bank (DE) National Association ("Mellon").......     15,086,482              6.1%
Trustee of the Air Products and Chemicals, Inc.
Flexible Employee Benefits Trust (the "Trust")(1)
Mellon Bank Center
10th and Market Streets, 2nd Floor
Wilmington, DE 19801
State Farm Mutual Automobile Insurance Company.........     15,714,235              6.4%
One State Farm Plaza
Bloomington, IL 61710
State Street Bank and Trust Company ("State                 16,022,277              6.5%
  Street")(2)..........................................
P.O. Box 1389
Boston, MA 02104

-------------------------

(1) The Trust holds shares under a grantor trust agreement between the Company and Mellon, as trustee. Trust shares are used to satisfy obligations of the Company and its affiliates under various employee and director benefit and compensation plans and programs as and when specified by the Company. Both the Trust and Mellon, as trustee, have disclaimed beneficial ownership of all Trust shares. Mellon has no discretion in the manner in which the shares will be voted. The trust agreement requires the shares to be voted, tendered, and exchanged in the same proportions and manner as the voting participants in the Company's Retirement Savings and Stock Ownership Plan (the "RSSOP") direct the RSSOP trustee.

(2) State Street holds 11,593,371 shares in trust as RSSOP trustee, which is 4.7% of outstanding shares. The RSSOP trust agreement provides, in general, that the trustee will vote, tender, and exchange RSSOP shares as voting RSSOP participants direct. State Street holds the remainder of the shares in trust as trustee or discretionary advisor for various collective investment funds for employee benefit plan and other index accounts. In the aggregate, State Street has sole voting power over 3,868,141 shares, shared voting power over 11,818,201 shares, sole investment power over 4,016,320 shares, and shared investment power over 11,836,097 shares.

  AIR PRODUCTS STOCK BENEFICIALLY OWNED BY OFFICERS AND DIRECTORS AND NOMINEES
                             AS OF NOVEMBER 1, 2000

                                                        SHARES BENEFICIALLY
                                                          OWNED AND OTHER
                                                              EQUITY
NAME OF BENEFICIAL OWNER                                   INTERESTS(1)        STOCK OPTIONS(2)
------------------------                                -------------------    ----------------
Mario L. Baeza........................................          1,649                 2,000
Tom H. Barrett........................................         29,062                14,000
L. Paul Bremer III....................................         13,165                14,000
Robert Cizik..........................................         18,991                14,000
Andrew E. Cummins.....................................         20,372               117,746
Ursula F. Fairbairn...................................          4,497                 4,000
Robert E. Gadomski....................................         74,280               399,904
Edward E. Hagenlocker.................................          6,696                 8,000
James F. Hardymon.....................................          3,270                 6,000
John P. Jones III.....................................         65,679               428,626
Joseph J. Kaminski....................................        107,632               408,638
Terry R. Lautenbach...................................         14,199                14,000
Ruud F. M. Lubbers....................................          7,791                10,000
Charles H. Noski......................................          1,000                     0
Paula G. Rosput.......................................             50                     0
Ronaldo Sullam........................................         20,120               137,532
Lawrason D. Thomas....................................         10,866                12,000
Harold A. Wagner......................................        173,141               979,418
Directors and Executive Officers as a group (20
  persons)(3).........................................        620,147             2,781,920

-------------------------

(1) Shares reported include 19,093 shares owned jointly by certain of the directors and officers with their spouses with whom they share voting and investment power; 29,330 shares held by, or for the benefit of, members of the immediate families or other relatives of certain of the directors and officers, of which such directors and officers disclaim beneficial ownership of 29,330 shares; and for Mr. Wagner, 25,524 shares owned by a charitable foundation, as to which Mr. Wagner has shared voting and investment power. Equity interests reported are 88,886 deferred stock units ("DSUs") awarded or purchased, and 268,522 DSUs awarded or earned out under Company plans for nonemployee directors and for executives, respectively. The directors and officers have no voting or investment power over these securities. In the case of Mr. Sullam, 11,720 of the shares reported have been transferred by gift to a trust under which he and his immediate family are beneficiaries. He has no voting or investment power as to the shares held by the trust.

(2) The directors and officers have the right to acquire this number of shares within 60 days by exercising outstanding options granted under Company plans. In the case of Mr. Wagner, 91,664 of the shares reported are subject to options transferred by gift to trusts for Mr. Wagner's children, as to which Mr. Wagner has no voting or investment power. In the case of Mr. Sullam, 43,253 of the shares reported are subject to options transferred by gift to a trust under which he and his immediate family are beneficiaries. Mr. Sullam has no voting or investment power as to securities held by the trust.

(3) Not counting their DSUs, our directors, nominees, and executive officers as a group beneficially own just over 1.2% of our outstanding shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

We believe that all of our directors and officers subject to Section 16(a) have complied with all Section 16 filing requirements.

                                                                       EXHIBIT A

                       SUMMARY OF PRINCIPAL PROVISIONS OF
                        AIR PRODUCTS AND CHEMICALS, INC.
                            LONG-TERM INCENTIVE PLAN
                         AS PROPOSED TO BE AMENDED AND
                       RESTATED EFFECTIVE OCTOBER 1, 2002

I. Types of Plan Awards. The Plan provides for four types of awards: stock options, stock appreciation rights, performance units, and deferred stock units. Stock options may be granted in the form of nonstatutory stock options and incentive stock options. Nonstatutory stock options do not qualify for preferential federal income tax treatment under Section 421(a) of the Internal Revenue Code, while incentive stock options are intended to be eligible for preferential federal income tax treatment since they comply with the requirements in Subsection (b) of Section 422 of the Internal Revenue Code. "Company Stock," as used in this Summary, means Company common stock, par value $1.00 per share.

Under the Plan, a participant may be granted certain combinations of stock options, stock appreciation rights, performance units, and deferred stock units. The same person may be granted separate awards at or for the same period of time under terms whereby the issuance of shares of Company Stock or payment under one award has no effect on any other award; or stock appreciation rights and performance units may be granted to a participant in relation to (i.e., in "tandem" with) a previously or concurrently granted nonstatutory stock option under terms whereby the issuance of shares or payment under one award reduces directly the number of shares, units, and/or rights remaining available under the tandem award(s). Any shares subject to a Plan award which for any reason expires, is forfeited, or terminates unexercised may again be subject to a Plan award, but shares subject to an award which are not issued as the result of exercise or payment of a tandem award will not be available again for issuance under the Plan, regardless of the form in which such tandem award was paid.

Grants of stock options, stock appreciation rights, performance units, and deferred stock units to any one person in any one fiscal year cannot exceed the applicable Section 162(m) limits for such awards as defined and described under Proposal No. 3 at page 8 of the foregoing Proxy Statement to which this Exhibit A is attached (the "Proxy Statement"). Also, no more than a total of 20% of the shares subject to Plan awards granted for fiscal year 2002 and later years may be for deferred stock units or performance units. As described in more detail below under II. Plan Amendments and Adjustments, the foregoing individual annual limits and the aggregate numbers of shares of Company Stock authorized for the Plan and for the foregoing types of awards may be adjusted by the Committee to avoid dilution or consolidation of interests, for example, in connection with stock splits or similar changes.

II. Plan Amendments and Adjustments. The Plan may be modified or amended by the Management Development and Compensation Committee of the Company's Board of Directors (the "Committee") at any time and for any purpose that the Committee deems appropriate. However, no amendment may adversely affect any outstanding awards without the affected holder's consent. Shareholder approval of an amendment will be sought if required by applicable law or stock exchange rule, or if required for incentive stock options to meet the requirements of Section 422(b) of the Internal Revenue Code.

In the event of any change in the outstanding shares of Company Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination, or exchange of shares, a rights offering to purchase Company Stock at a price substantially below fair market value, or other similar corporate change, including without limitation in connection with a change in control (as defined in the Plan), an equitable adjustment shall be made, as determined by the Committee, so as to preserve, without increasing or decreasing the value of Plan awards and authorizations, (i) the maximum number or kind of shares issuable or awards which may be granted under the Plan, (ii) the amount payable upon exercise of stock appreciation rights, (iii) the maximum value payable in respect of performance units, (iv) the number or kind of shares or purchase price per share subject to outstanding stock options, (v) the number or value, or kind of shares which may be issued in payment of outstanding stock appreciation rights, (vi) the number or value of, or the performance objectives or length of the award period for, outstanding performance units, (vii) the value and attributes of deferred stock units, (viii) the maximum number, kind, or value of any Plan awards which may be awarded or paid to any one employee,
(ix) any other aspect or aspects of the Plan or outstanding awards made thereunder as specified by the Committee, or (x) any combination of the foregoing.

III. Stock Options. Stock options will be exercisable during the period fixed by the Committee which the Plan currently provides may begin no earlier than one year and continue no longer than ten years and, as to nonstatutory stock options, ten years and one day, from their date of grant. Unless otherwise determined by the Committee, each nonstatutory stock option will become exercisable in installments of one-third of the shares subject to such option beginning one year after the date of grant and an additional one-third of such shares beginning on each of the second and third anniversaries of the date of grant. The Plan provides that, unless the Committee determines otherwise, any incentive stock options granted will become exercisable in full one year from their date of grant. The Committee may accelerate the exercisability of any stock option that has been outstanding for one year. Following a change in control of the Company (as defined in the Plan) options which have been outstanding for six months or more will immediately become exercisable in full. In addition, the Committee may act at its discretion to require or any participant may choose to surrender such options in exchange for cash payments valued at 100% of the "spread" used to value stock appreciation rights following a change in control of the Company as described below under V. Stock Appreciation Rights.

The purchase price deliverable upon the exercise of a stock option cannot be less than 100% of the fair market value (as defined in the Plan) of a share of Company Stock on the date the option is granted. Payment for optioned stock may be made in cash or, if the Committee determines, in Company Stock currently owned by the participant or a combination of cash and such stock. For purposes of paying for optioned stock, currently owned Company Stock will be valued at its fair market value as of the date of exercise of the option.

Without prior shareholder approval, no outstanding stock option will have its exercise price reduced or will be cancelled and replaced with a new option with a lower exercise price where the economic effect would be the same as reducing the exercise price of the cancelled option.

In general, and unless the Committee determines otherwise, options terminate on the last day of a participant's employment by the Company or a subsidiary, unless the employment ends because of death, disability, or retirement (in which case the Plan provides that options or portions thereof which are then exercisable will continue to be exercisable in accordance with their terms and that, if an option is only exercisable in part, a pro rata portion of the installment of such option which would have vested at the end of the fiscal year in which employment ends, will become exercisable on the next anniversary of the date of grant of such award). The Committee's recent practice has been to provide when granting option awards that upon the participant's death, disability or retirement after some specified period of time following the date of grant, the entire option will be extended for the remaining term of the award (that is, will continue to be and/or will become vested and exercisable) as if the participant had continued to be an active employee of the Company or a subsidiary.

IV. Deferred Stock Units. The Plan provides that a deferred stock unit is equal in value to a share of Company Stock and entitles the holder to receive, without payment to the Company, the value of each unit at the end of a deferral period which is fixed by the Committee at the time it grants the deferred stock unit award. At the end of the deferral period, payment of awards may be made in shares of Company Stock and/or cash as determined by the Committee. If paid in Company Stock, the participant will receive a number of shares equal to the number of deferred stock units and, if paid in cash, the participant will receive for each such unit an amount equal to the fair market value of a share of Company Stock on the last day of the applicable deferral period. In either case, the participant will also receive a cash payment equal to any cash dividends paid during the deferral period on shares of Company Stock equivalent in number to the number of deferred stock units being paid. The deferral period can be no less than one year from the date of grant of the award.

The Committee's recent practice has been to condition the payment of deferred stock units at the end of the applicable deferral period upon the attainment of pre-established performance objectives over or during a specified performance period, and to provide for a range of earnout affecting the number of units, i.e., the number of shares of Company Stock which will be paid, depending on the extent to which the performance objectives are achieved. The Committee may, in its sole discretion, determine to equitably adjust the value and attributes of the deferred stock units and/or the performance objectives or to equitably adjust Company performance (including in any manner described in or contemplated for performance units as described below under VI. Performance Units).

Payment in respect of earned deferred stock units, together with related dividend equivalents, will be made in a lump sum following the end of the applicable deferral period or in accordance with such other distribution options as the Committee may make available. Payment of deferred stock units will be delivered net of appropriate taxes and may be made in Company Stock, cash, or both, as determined by the Committee. Following a change in control of the Company, the Committee may determine to pay all or certain outstanding deferred stock units notwithstanding that the applicable deferral periods or any applicable performance objectives have not been completed and/or achieved, and any deferred stock unit paid in cash will be valued at the greater of the price paid or to be paid for a share of Company Stock in connection with the change in control or the highest fair market value of a share of Company Stock during the 60-day period preceding the change in control.

The Plan provides that an employee whose employment is terminated other than due to death, disability or retirement during the deferral period will forfeit the undelivered portion of any award, unless the Committee determines that such awards should be paid at the end of the deferral period or on some accelerated basis. If employment terminates due to death, disability or retirement, the participant will receive payment in respect of any outstanding deferred stock units at the end of the deferral period (to the extent earned out if contingent on achievement of performance objectives) or on such accelerated basis as the Committee may determine.

V. Stock Appreciation Rights. Stock appreciation rights will generally be exercisable to the extent and upon the same conditions that an option would be exercisable, except that stock appreciation rights granted in tandem with a stock option will automatically terminate six months after the participant to whom they were granted ceases for any reason to be employed by the Company or a subsidiary and ceases, if applicable, to be a member of the Board of Directors of the Company. Further, unless otherwise determined by the Committee, stock appreciation rights cannot be exercised when the fair market value of a share of Company Stock is more than three times the value thereof on the date of grant of the stock appreciation right. However, following a change in control of the Company, stock appreciation rights which have been outstanding for six months will immediately become exercisable in full for a period of 30 days, without regard to the foregoing restriction relating to the fair market value of Company Stock.

The amount of the payment to be made upon the exercise of stock appreciation rights cannot exceed in value 100% of the so-called "spread" between (a) the aggregate fair market value (as defined in the Plan) of the number of shares with respect to which the participant has elected to exercise stock appreciation rights on the exercise date and (b) the aggregate purchase price of such shares based on the fair market value (as defined in the Plan) of such number of shares on the date the stock appreciation right was granted. The Committee in its discretion may make payment of stock appreciation rights in cash or partly in cash and partly in Company Stock. Following a change in control of the Company, clause (a) of the foregoing formula is revised so that the value of each share as to which stock appreciation rights are being exercised will be the greater of the price paid or to be paid for a share of Company Stock in connection with the change in control or the highest fair market value of a share of Company Stock during the 60-day period preceding the stock appreciation rights exercise date.

VI. Performance Units. At the time a grant of performance units is made, the Plan provides that the Committee must establish performance objectives to be attained within the award period for such units as a condition of recipients of such performance units becoming entitled to each level of payment in respect of such units. The Plan permits performance objectives to be based on such measure or measures of Company performance as the Committee may choose other than changes in the market value of Company Stock. The Committee is permitted to (a) establish different performance objectives and award periods for participants employed by or responsible for matters relating to different Company subsidiaries, divisions or groups, (b) grant performance units after the award period has begun, and (c) equitably adjust performance objectives for outstanding performance units where such action is warranted by any occurrence, condition, action, change or development by or affecting the performance of the Company or any of its subsidiaries, such as an acquisition, disposition or divestiture of a business or assets, a change in accounting principles or practices or the method of their application, the occurrence of an extraordinary item for purposes of generally accepted accounting principles, a change in the value or valuation of property or assets, a change in any tax or other law or regulation, a change in business or corporate strategy, structure or organization, or the effects of foreign currency conversions or translations.

Participants will be entitled to payment (upon exercise) for each performance unit remaining outstanding as of the date of the Committee's determination that the performance objectives for the award period have been attained and the dollar value of the performance units based on the level of performance attained. Interest will accrue at market rates on the dollar value of each performance unit from the date of the Committee's determination. Participants whose earned performance units were granted in relation to a nonstatutory stock option will have the right to elect to receive payment of the dollar value, including accrued interest, of all or part of such performance units at any time prior to the cancellation of those performance units upon the exercise of the related nonstatutory stock option or stock appreciation rights and will automatically be paid in respect of any such performance units which remain outstanding following the expiration or termination unexercised of any such option (other than by reason of the exercise of related stock appreciation rights). Payment of performance units which were not granted in relation to a nonstatutory stock option will generally be made by the Company promptly following the Committee's determination.

Payment of any performance units and interest thereon may be made in cash and/or shares of Company Stock, as the Committee determines. To the extent paid in Company Stock, the number of shares will be determined by dividing the amount of the payment by the fair market value of a share on the date, as the case may be, of (a) receipt of written notice of the participant's election to receive payment or expiration or termination of the related nonstatutory stock option or
(b) crediting of performance units granted alone. Following a change in control of the Company, the Committee may determine to credit participants with a prorated number of or dollar value as to any or all outstanding performance units before the end of the applicable award period to the extent of the time elapsed during such award period, but only to the extent equitably adjusted performance objectives for the shorter period have been achieved.

Following termination of employment prior to the end of an award period, a participant's performance units may, nevertheless, become payable if and to the extent performance objectives are eventually achieved and to the extent and upon the conditions the related nonstatutory stock option continues to be exercisable as described above under II. Stock Options. If granted alone and such termination is a result of death, disability or retirement, such performance units, if earned, will become payable in proportion to the participant's service during the award period, unless the Committee determines otherwise.

VII. Nontransferability of Awards. As a general matter, no Plan award, and no right to payment under, the Plan is assignable or transferable by a Plan participant except by will or by the laws of descent and distribution; and stock options or other rights are exercisable during a participant's lifetime only by the participant or by the participant's guardian or legal representative. However, the Committee may in its discretion allow and has allowed exercisable nonstatutory stock options to be transferred by a Plan participant during the participant's lifetime and without consideration, to a family member or a trust for family members. The transferee may not subsequently transfer the option except by will or by the laws of descent and distribution.

VIII. Duration of the Plan. The Plan will continue in effect indefinitely for awards to be made for fiscal year 2002 and later years and until all awards granted under the Plan have been exercised, satisfied, or terminated pursuant to the terms of the Plan.

                                                                       EXHIBIT B

                            AUDIT COMMITTEE CHARTER

SCOPE OF RESPONSIBILITIES

The Audit Committee (the "Committee") shall assist the Board of Directors (the "Board") in fulfilling the Board's oversight responsibilities concerning matters relating to accounting, financial reporting, internal control, auditing, and compliance activities and other matters as directed by the Board or the Committee's Charter, including reviewing and reporting to the Board regarding:

     - the appropriateness, quality, and acceptability of the Company's accounting policies and the integrity of the Company's financial statements reported to the public;

     - the adequacy of the Company's internal controls and auditing procedures for the management, use and protection of corporate assets;

     - the adequacy of the Company's internal processes and programs for compliance with legal and regulatory requirements; and

     - the independence and performance of the Company's internal and independent auditors.

The Committee shall reassess the adequacy of its Charter annually and recommend any proposed changes to the Board for approval, with the recommendation of the Nominating and Corporate Governance Committee of the Board (the "Governance Committee").

In order to carry out and effectuate its responsibilities, the Committee shall have such authority as it deems necessary to confer with the Company's independent auditors, internal auditors, and officers and to conduct or authorize investigations into any matters within the scope of the Committee's responsibilities.

COMPOSITION

The Committee shall consist of not less than three directors of the Company, each of whom shall meet the independence and experience requirements of the New York Stock Exchange. The members and the Chairperson of the Committee are appointed by the Board, upon the recommendation of the Governance Committee, to serve at the pleasure of the Board.

MATTERS PERTAINING TO THE FINANCIAL REPORTING PROCESS

The Committee shall:

     - review and discuss with the independent auditors and management the audited financial statements to be included in the Company's annual report on Form 10-K, and, if satisfied, after reviewing and considering with the independent auditors the matters required to be discussed by the applicable Statement of Auditing Standards ("SAS"), recommend to the Board that such financial statements be included in the annual report on Form 10-K;

     - review, through its Chairperson or the Committee as a whole, any matters required to be discussed by the applicable SAS with management and the independent auditors as a result of the independent auditors' review of the Company's interim financial statements prior to inclusion in the Company's quarterly reports on Form 10-Q; and

     - review:

        (i) material changes in the Company's accounting policies and practices and significant judgments that may affect the financial results,

        (ii) the nature of any unusual or significant commitments or contingent liabilities together with the underlying assumptions and estimates of management, and

        (iii) the effect of changes in accounting standards that may materially affect the Company's financial reporting practices.

MATTERS PERTAINING TO CONTROLS

The Committee shall:

     - review with management, the internal auditors and the independent auditors the adequacy and effectiveness of the Company's internal controls;

     - review the Company's procedures with respect to appropriateness of significant accounting policies and adequacy of financial controls; and

     - review the independent auditors' report pertaining to reportable conditions in the internal control structure and financial reporting practices and related management responses.

MATTERS PERTAINING TO COMPLIANCE AND LEGAL MATTERS

The Committee shall:

     - review the adequacy and appropriateness and monitor the results of the Company's corporate Compliance Plan; and

     - review with the Company's General Counsel material litigation and other legal and regulatory matters, as appropriate.

MATTERS PERTAINING TO INDEPENDENT AUDITORS

The independent auditors are ultimately accountable to the Board and the Committee, and the Committee and the Board have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors.

The Committee shall:

     - review the terms of the engagement of the independent auditors, including the scope of their audit, proposed fees and personnel qualifications;

     - ensure the independent auditors deliver to the Committee annually a formal written statement delineating all relationships between the independent auditors and the Company and its affiliates and addressing at least the matters set forth in the applicable SAS; discuss with the independent auditors any relationships or services disclosed in such statement that may impact the objectivity and independence of the independent auditors; and, if so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of such independence;

     - review with the independent auditors and management the results of the independent auditors' year-end audit, and discuss with the independent auditors the matters required to be discussed by the relevant SAS(s), including the quality, not just the acceptability, of the accounting principles and underlying estimates used in the audited financial statements; and

     - receive and review required communications from the independent auditors.

MATTERS PERTAINING TO THE INTERNAL AUDITORS

The Committee shall:

     - review with the internal auditors the proposed scope of the internal audit plan and a summary of internal audit activities including major conclusions, findings, and recommendations and related management responses; and

     - review the organization and performance of the internal audit department, the adequacy of its resources, and the appointment and replacement of the senior internal auditing executive.

MEETINGS, AGENDAS AND REPORTING

The Committee proposes its regular meeting schedule for each year for approval by the Board, upon the recommendation of the Governance Committee. The Chairman of the Board, the Corporate Secretary, and the Audit Committee Chairperson agree on the length of regular meetings and the need to schedule additional special meetings. To foster open communications, the Committee meets privately without members of management present and separately with each of the internal auditors and the independent auditors at least once each year and more frequently as scheduled by the Corporate Secretary and, when requested, with the Company's General Counsel. These private sessions are held to discuss any matter that the Committee or each of these persons or groups believes should be discussed confidentially.

The annual Committee agenda and individual meeting agendas are developed by the Chairman of the Board and Corporate Secretary in consultation with the Committee Chairperson, with input from appropriate members of management and staff.

The Committee Chairperson reports to the Board on Committee meetings and actions, and the Committee Secretary (who is the Corporate Secretary or an Assistant Corporate Secretary) keeps minutes of all Committee meetings, which are distributed to Committee members for review and approval. The Committee reviews and approves any external reports required of it by regulatory authorities.

                                                                        Appendix

                        AIR PRODUCTS AND CHEMICALS, INC.
                          2002 LONG-TERM INCENTIVE PLAN
                AS AMENDED AND RESTATED EFFECTIVE OCTOBER 1, 2002


1. PURPOSES OF THE PLAN

         The purposes of this Plan are: (i) to provide long-term incentives and rewards to those executives or other key employees who are in a position to contribute to the long-term success and growth of Air Products and Chemicals, Inc. (the "Company") and Participating Subsidiaries, (ii) to assist the Company and Participating Subsidiaries in attracting and retaining executives and other key employees with experience and ability and (iii) to associate more closely the interests of such executives and other key employees with those of the Company's shareholders.

2. ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Management Development and Compensation Committee (the "Committee") of the Company's Board of Directors (the "Board") or such other committee thereof consisting of such members (not less than three) of the Board as are appointed from time to time by the Board and who, during the one year period prior to serving as a member of the Committee and during such service, have not been and are not granted equity securities of the Company under the Plan or under any other Company plan or program (other than one which will not jeopardize the "disinterested" status of such person within the meaning of Rule 16b-3(c)(2)(i) under the Act or any predecessor or successor rule relating to exemption from Section 16(b) of the
Act) and who further constitute "outside directors" for purposes of Section 162(m) of the Internal Revenue Code.

         The Committee shall have all necessary powers to administer and interpret the Plan, such powers to include exclusive authority (within the limitations described and except as otherwise provided in the Plan) to select the employees or determine classes of employees to be granted awards under the Plan, to determine the aggregate amount, type, size, and terms of the awards to be made, to determine the time when awards will be granted and to establish and determine whether performance objectives required for earning the right to payment in respect of performance units have been attained. The Committee may take into consideration recommendations from the appropriate officers of the Company and of each Participating Subsidiary with respect to making the foregoing determinations as to Plan awards, administration, and interpretation.

         The Committee shall have full power and authority to adopt such rules, regulations, agreements and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee's interpretations of the Plan and all action taken and determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all parties concerned, including the Company, its shareholders and any employee of the Company or any Subsidiary. Notwithstanding any other provision of the Plan to the contrary, the Committee may delegate to appropriate Company officers its authority to take all final action with respect to granting and administering Plan awards granted to executives and key employees who are at the time of such action not members of the Board or "officers" within the meaning of Rule 16a-1(f) of the Act, including without limitation selecting the executives and key employees to whom such awards will be granted and determining the amount of any such awards to be made to such executives and key employees, determining the terms and conditions of such awards and administering, interpreting, and taking all action on behalf of the Company with respect to administering, vesting, and paying such awards; provided, however, that (i) all such awards shall be granted within the limitations and subject to the terms and conditions required by the Plan and by the Committee's determinations and interpretations thereof and thereunder; (ii) the aggregate of such awards granted under the Plan for or with respect to a given Fiscal Year shall not, when added to the awards approved by the Committee for granting to individuals who are members of the Board of Directors or are "officers" within the meaning of Rule 16a-1(f) of the Act for or with respect to the same Fiscal Year, exceed the total amount of awards approved by the Committee for or with respect to such Fiscal Year; and
(iii) excepting any action with respect to such awards taken because of or in connection with a Change in Control of the Company or as contemplated by Section
11. With respect to matters so delegated, the term "Committee" as used herein shall mean the delegate.

3. ELIGIBILITY FOR PARTICIPATION

         Participation in the Plan shall be limited to executives or other key employees (including officers and directors who are also employees) of the Company and its Participating Subsidiaries who are determined by the Committee to have a substantial opportunity to influence the long-term growth of the Company or Participating Subsidiaries. Employees who participate in other incentive or benefit plans of the Company or any Participating Subsidiary may also participate in this Plan. As used herein, the term "employee" shall mean any person employed full- or part-time by the Company or a Participating Subsidiary on a salaried basis, and the term "employment" shall mean full- or part-time salaried employment by the Company or a Subsidiary.

4. SHARES OF STOCK SUBJECT TO THE PLAN

         The shares that may be delivered upon exercise, in payment or in respect of stock options, stock appreciation rights, performance units, and deferred stock units granted under the Plan for, during, or in respect of Fiscal Year 2002 and later years, shall not exceed in the aggregate 11,000,000 shares of common stock of the Company ("Common Stock"), subject to adjustment as provided in Section 11. Any share subject to a Plan award which for any reason expires, is forfeited, or terminates unexercised may again be subject to an award subsequently granted under the Plan, but shares subject to an award which are not issued or delivered as a result of the exercise or payment of a related award shall not again be available for issuance under the Plan regardless of the form in which such award was paid.

5. AWARDS

         Awards under the Plan may be of the following types: (i) stock options,
(ii) stock appreciation rights, (iii) performance units, and/or (iv) deferred stock units. Stock options

("Stock Options" or "Options") may be either nonstatutory stock options ("Nonstatutory Stock Options") or incentive stock options ("Incentive Stock Options"), both as described below. The Committee shall designate each Stock Option grant as being either a Nonstatutory Stock Option or an Incentive Stock Option. If the same individual receives both Nonstatutory Stock Options and Incentive Stock Options, each type shall be clearly identified and separately granted.

         Stock Options, whether Nonstatutory Stock Options or Incentive Stock Options, are rights to purchase Common Stock from the Company. Stock appreciation rights ("Stock Appreciation Rights") are rights to receive cash and/or Common Stock equivalent in value to the "spread" between (a) the aggregate fair market value of the number of shares with respect to which the Participant has elected to exercise Stock Appreciation Rights and (b) the aggregate purchase price of such shares based on the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Rights were granted. Performance units ("Performance Units") are awards having a unit dollar value determined by the Committee and constitute rights to receive cash and/or Common Stock equivalent in value to the value of the Performance Units, provided specified performance objectives are met. Deferred stock units ("Deferred Stock Units") are rights to receive at the end of a deferral period cash and/or Common Stock equivalent in value to one share of Common Stock for each unit.

         Nonstatutory Stock Options, Stock Appreciation Rights, Performance Units, and Deferred Stock Units may be granted to the same person as separate awards at or for the same period of time under terms whereby the issuance of shares or payment under one award has no effect on any other award. Stock Appreciation Rights and Performance Units may be granted to a Participant in relation to (i.e., in "tandem" with) a previously or concurrently granted Nonstatutory Stock Option under terms whereby the issuance of shares or payment under one award reduces directly the number of shares, units, and/or rights remaining available under the related award(s). Performance Units cannot be granted in conjunction with, or in any way related to, Incentive Stock Options. No more than a total of 20% of the shares of Common Stock subject to Plan awards granted for Fiscal Year 2002 and later years may be for Deferred Stock Units or Performance Units.

         Without prior shareholder approval, no outstanding Stock Option (or Stock Appreciation Right) may have its exercise price reduced or may be cancelled and replaced with a new Stock Option (or Stock Appreciation Right) with a lower exercise price where the economic effect would be the same as reducing the exercise price of the cancelled Stock Option (or Stock Appreciation Right).

6. STOCK OPTIONS

         (a) Nonstatutory Stock Options. A Stock Option designated by the Committee as a Nonstatutory Stock Option is one which is not eligible for preferential tax treatment under Section 421(a) of the Internal Revenue Code. The Committee may grant Nonstatutory Stock Options either alone or in conjunction with and related to Stock Appreciation Rights and/or Performance Units. All Nonstatutory Stock Options granted under the Plan shall be on the following terms and conditions (and such other terms and conditions that the Committee may establish which are consistent with the Plan and applicable law):

                  (i) Price. The purchase price per share of Common Stock covered by each Nonstatutory Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Option.

                  (ii) Number of Shares. The Committee will determine, absolutely or by formula related to the Fair Market Value of a share of Common Stock, the number of shares of Common Stock to be subject to each Nonstatutory Stock Option. The number of shares subject to an outstanding Nonstatutory Stock Option will be reduced on a one-for-one basis to the extent that (A) shares under such Nonstatutory Stock Option are used to calculate the cash and/or shares received upon exercise of related Stock Appreciation Rights and (B) any related Performance Units are paid. In no event shall the number of shares subject to nonstatutory stock options granted to any Participant in any Fiscal Year exceed 1,000,000.

                  (iii) Term and Exercise Dates. The Committee shall fix the term during which each Nonstatutory Stock Option may be exercised, but no Nonstatutory Stock Option shall be exercisable after the first day following the tenth anniversary of its date of grant. No Nonstatutory Stock Option shall be exercisable prior to one year from its date of grant, except as otherwise provided in Section 10. Unless otherwise determined by the Committee and except as otherwise provided in Section 10, each Nonstatutory Stock Option shall become exercisable in installments as follows:

                           1. One-third of the shares subject to such
                  Nonstatutory Stock Option may be purchased commencing one year after the date of grant; and

                           2. An additional one-third of such shares subject to
                  such Nonstatutory Stock Option may be purchased commencing on each of the second and third yearly anniversaries of the date of grant.

                  In the event a Participant ceases to be an employee of the Company or a Subsidiary by reason of Retirement, Disability or death after the first anniversary of the date of grant to such person of a Nonstatutory Stock Option but before the Option has become exercisable in full, a pro rata portion of the shares that would have become exercisable on the next anniversary of the date of grant had the Participant remained employed shall become exercisable commencing on such next anniversary, based upon the proportion which the number of full calendar months in such Fiscal Year prior to such termination of employment bears to the 12 calendar months in the Fiscal Year. Notwithstanding the foregoing or any other provision of the Plan, the Committee may determine, in its discretion, that any unexercisable Nonstatutory Stock Option or portion thereof shall not terminate or have terminated on the date of the Participant's Retirement, Disability or death, but shall continue or have continued on such terms and subject to such conditions as the Committee shall specify.

                  Notwithstanding any other provision of the Plan, the Committee may determine that the date on which any outstanding Nonstatutory Stock Option or any portion thereof is exercisable shall be or shall have been advanced to an earlier date or dates designated by the Committee in accordance with such terms and subject to such conditions, if any, as the Committee shall specify; provided, however, that any such earlier date shall not be prior to one year from the date of grant of such Nonstatutory Stock Option, except as otherwise provided in Section 10.

                  (iv) Exercise. A Participant wishing to exercise his or her Nonstatutory Stock Option in whole or in part shall give written notice of such exercise to the Company, accompanied by full payment of the purchase price. The date of receipt of such notice (including by facsimile transmission) and payment shall be the "Exercise Date" for such Nonstatutory Stock Option or portion thereof; provided, however, that if the Participant engages in a simultaneous Option exercise and sale of shares of Common Stock, the Exercise Date shall be the date of sale of the shares purchased by exercising such Option. No partial exercise of a Nonstatutory Stock Option may be for less than 100 shares of Common Stock.

         (b) Incentive Stock Options. A Stock Option designated by the Committee as an Incentive Stock Option is one which is intended to comply with the requirements in Subsection (b) of Section 422 of the Internal Revenue Code so as to be eligible for preferential income tax treatment and shall satisfy the following terms and conditions (and such other terms and conditions that the Committee may establish which are consistent with the Plan and applicable law):

                  (i) Price. The purchase price per share of Common Stock covered by each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Option. If an Incentive Stock Option is granted to an employee who, on the date of grant, owns stock possessing more than 10% of the total combined voting power of all outstanding classes of stock of the Company or any affiliate, the purchase price per share under such Incentive Stock Option shall be at least 110% of the Fair Market Value of a share of Common Stock on the date of grant of such Option and such Incentive Stock Option shall not be exercisable after the expiration of five years from its date of grant.

                  (ii) Number of Shares. The Committee will determine, absolutely or by formula related to the Fair Market Value of a share of Common Stock, the number of shares of Common Stock to be subject to each Incentive Stock Option. The number of shares subject to an outstanding Incentive Stock Option will be reduced on a one-for-one basis to the extent that shares under such Incentive Stock Option are used to calculate the cash and/or shares received upon exercise of a related Stock Appreciation Right.

                  (iii) Term and Exercise Dates. No Incentive Stock Option shall be granted under this Plan more than 10 years after the date this Plan is adopted or approved by the shareholders of the Company, whichever is earlier. The Committee shall fix the term during which each Incentive Stock Option may be exercised, but no Incentive Stock Option shall be exercisable after ten years from its date of grant. No Incentive Stock Option shall be exercisable prior to one year from its date of grant, except as otherwise provided in Section 10. Unless otherwise determined by the Committee and except as otherwise provided in Section 10, each Incentive Stock Option shall be exercisable in full one year after its date of grant.

                  In the event a Participant ceases to be an employee of the Company or a Subsidiary by reason of Retirement, Disability or death after the first anniversary of the date of grant to such person of an Incentive Stock Option but before the Option has become exercisable in full, a pro rata portion of the shares shall become exercisable commencing on the next anniversary of the date of grant of such award, based upon the proportion which the number of full calendar months in such Fiscal Year prior to such termination of employment bears to the 12 calendar months in the Fiscal Year. Notwithstanding the foregoing or any other provision of the Plan, the Committee may determine, in its discretion, that any unexercisable Incentive Stock Option or portion thereof shall not terminate or have terminated on the date of the Participant's Retirement, Disability or death, but shall continue or have continued on such terms and subject to such conditions as the Committee shall specify.

                  Notwithstanding any other provision of the Plan, the Committee may determine that the date on which any outstanding Incentive Stock Option or any portion thereof is exercisable shall be or shall have been advanced to an earlier date or dates designated by the Committee in accordance with such terms and subject to such conditions, if any, as the Committee shall specify, provided, however, that any such earlier date shall not be prior to one year from the date of grant of such Incentive Stock Option, except as otherwise provided in Section 10.

                  (iv) Exercise. A Participant wishing to exercise his or her Incentive Stock Option in whole or in part shall give written notice of such exercise to the Company, accompanied by full payment of the purchase price. The date of receipt of such notice (including by facsimile transmission) and payment shall be deemed to be the "Exercise Date" for such Incentive Stock Option or portion thereof; provided, however, that if the Participant engages in a broker-financed Option exercise, the Exercise date shall be the date of sale of the shares purchased by exercising such Option. No partial exercise of an Incentive Stock Option may be for less than 100 shares of Common Stock.

                  (v) Annual Limit. The aggregate Fair Market Value, determined on the date of grant, of stock with respect to which Incentive Stock Options are exercisable for the first time by such Participant during any calendar year (under this Plan and all such other plans of the Company and any predecessor, parent, subsidiary or affiliate) shall not exceed $100,000.

         (c) Payment. The purchase price of shares purchased upon exercise of any Option shall be paid in full in cash at the time of exercise of the Option, except that the Committee, in its sole discretion, and on such terms and conditions as it may specify, may approve payment by the exchange of shares of Common Stock having a Fair Market Value on the Exercise Date equal to the purchase price of such shares or by a combination of cash and Common Stock having a Fair Market Value on the Exercise Date equal to the portion of such purchase price not paid in cash;

provided, however, that except as the Committee shall otherwise determine, any such shares submitted in the exchange must have been beneficially owned by the Participant for a certain period prior to the Exercise Date, the duration of such period to be determined from time to time by the Committee but in no event to be less than six months. Subject to any administrative rules from time to time adopted by the Committee for administering Option exercises, payment of the exercise price of the Option will be permitted through the delivery (including by facsimile transmission) of an irrevocable exercise notice coupled with irrevocable instructions to a designated broker to simultaneously sell the underlying shares of Common Stock and deliver to the Company on the settlement date the portion of the proceeds representing the exercise price (and any taxes to be withheld).

         (d) Termination of Employment or Death.

                  (i) In the event that a Participant ceases to be an employee of the Company or a Subsidiary by reason of Retirement, Disability or death, any portion of his or her Stock Option that is not, or will not by its terms following such Retirement, Disability or death become, exercisable shall terminate on the date of such Retirement, Disability or death. The date of any such Disability shall be determined by the Committee. The Participant whose employment is terminated by Retirement or Disability, and, in the case of the Participant's death before or after Retirement or Disability, the Participant's Designated Beneficiary or, if none, his or her legal representative, shall continue to have the same rights to exercise any unexercised portion of the Participant's Stock Option which is exercisable at the time of, or will by its terms become exercisable after such termination or death, as the Participant would have had if he or she had continued to be an active or retired employee of the Company or a Subsidiary, as the case may be.

                  (ii) Except as provided in clause (i) of this Section 6(d), if prior to the expiration or cancellation of any Stock Option, the Participant ceases to be employed by the Company or a Subsidiary for any reason, any unexercised portion of his or her outstanding Option shall automatically terminate unless the Committee, in its sole discretion, shall determine otherwise, and except that when the Participant's employment has ceased due to a leave of absence, such Participant's Stock Option shall be treated in accordance with guidelines for such situations established by the Committee.

                  (iii) No provision of this Section 6(d) shall be deemed to permit the exercise of any Stock Option after the expiration of the normal stated term of such Option.

7. STOCK APPRECIATION RIGHTS

         The Committee may grant Stock Appreciation Rights either alone or in conjunction with and related to previously or concurrently granted Stock Options and/or Performance Units. All Stock Appreciation Rights shall be granted on the following terms and conditions (and such other terms and conditions that the Committee may establish which are consistent with the Plan and applicable law):

         (a) Number of Rights. The Committee shall determine, absolutely or by formula related to the Fair Market Value of a share of Common Stock, the number of Stock Appreciation Rights which shall be granted. As to any Stock Appreciation Rights granted in tandem with another Plan award, such number shall not be greater than the number of shares which are then subject to any Stock Options related to such Stock Appreciation Rights, and the number of such Stock Appreciation Rights will be reduced on a one-for-one basis to the extent that
(A) shares under any related Stock Option are purchased and (B) any Performance Units related to any such Nonstatutory Stock Options are paid. In no event shall the number of Stock Appreciation Rights granted to any Participant in any Fiscal Year exceed 1,000,000.

         (b) Exercise. Stock Appreciation Rights shall entitle the Participant, to the extent he or she so elects from time to time, to receive, without any payment to the Company, an amount of cash and/or a number of shares determined and payable as provided in Section 7(c). Stock Appreciation Rights shall generally be exercisable to the extent and upon the same conditions that Stock Options are exercisable under clause (iii) of Sections 6(a) or 6(b), as the case may be; provided, however, that, unless otherwise determined by the Committee, Stock Appreciation Rights (i) may not be exercised when the Fair Market Value of a share of Common Stock is more than three times the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Rights (except as otherwise provided in Section 10), (ii) may not be exercised prior to six months following the date of their grant, and (iii) if related to a Stock Option, shall automatically terminate six months after the optionee ceases for any reason to be employed by the Company or a Subsidiary and has ceased to be a member of the Company's Board.

         A Participant wishing to exercise Stock Appreciation Rights shall give written notice of such exercise to the Company. The date of receipt of such notice shall be the "Exercise Date" for such Stock Appreciation Rights. Promptly after the Exercise Date or the end of the Exercise Period described below, if later, the Company shall pay and/or deliver to the Participant the cash and/or shares to which he or she is entitled. Unless otherwise determined by the Committee and except as otherwise provided in Section 10, the Exercise Date shall be limited to that period beginning on the third business day following the date of release for publication of the Company's quarterly and annual summary statements of sales and earnings and ending on the twelfth business day following such date of release (the "Exercise Period").

         (c) Amount of Cash and/or Number of Shares. Except as otherwise provided in Section 10, the amount of the payment to be made upon exercise of Stock Appreciation Rights shall be determined by multiplying (i) that portion, as elected by the Participant, of the total number of shares as to which the Participant is entitled to exercise the Stock Appreciation Rights award as of the Stock Appreciation Right Exercise Date, by (ii) 100% of the amount by which the average of the Fair Market Values of a share of Common Stock on each trading day during the Exercise Period exceeds the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Rights were granted. The Committee may make payment in cash or partly in cash and partly in Common Stock, all as determined by the Committee in its sole discretion. To the extent that payment is made in Common Stock, the number of shares shall be determined by dividing the amount of such payment by the foregoing average of the Fair Market Values of a share of Common Stock on each trading day during the Exercise Period. No fractional shares shall be issued, but instead the Participant shall be entitled to receive a cash adjustment equal to the same fraction of the foregoing average of Fair Market Values.

         (d) Termination of Employment or Death. In the event that a recipient of Stock Appreciation Rights ceases to be employed by the Company or a Subsidiary by reason of Retirement, Disability or death after the first anniversary of the date of the grant to such person of such Stock Appreciation Rights, his or her Stock Appreciation Rights shall continue to be exercisable following such termination of employment and termination of directorship, if any, to the extent and upon the same conditions that a Stock Option is or becomes exercisable under clause (iii) of Section 6(a) or 6(b), as the case may be, (but subject to the conditions set forth in clauses (i) and (ii) of Section 7(b)). Any such Stock Appreciation Rights related to Stock Options shall automatically terminate six months after such termination of employment and termination of directorship, if any. In the event a recipient of Stock Appreciation Rights ceases to be employed by the Company or a Subsidiary for a reason other than Retirement, Disability or death, his or her Stock Appreciation Rights shall automatically terminate unless and to the extent the Committee, in its sole discretion, shall determine otherwise.

         (e) Stock Appreciation Rights Granted in Relation to Incentive Stock Options. In order to assure that any Incentive Stock Option with respect to which a Stock Appreciation Right is granted shall continue to comply with the requirements in Subsection (b) of Section 422 of the Internal Revenue Code so as to be eligible for preferential tax treatment, notwithstanding any other provision of the Plan, any such Stock Appreciation Right granted under the Plan shall entitle the Participant to payment of no more than 100% of the difference between the purchase price of a share of Common Stock under the related Incentive Stock Option and the Fair Market Value of such a share on the Stock Appreciation Right Exercise Date and may be exercisable only when the Fair Market Value of a share of Common Stock on the Stock Appreciation Right Exercise Date exceeds the purchase price of a share of such Common Stock under the terms of the related Incentive Stock Option. In addition, Stock Appreciation Rights will expire no later than the expiration of any related Incentive Stock Option, will be transferable only when, and under the same conditions, as the related Incentive Stock Option is transferable and may be exercisable only when the related Incentive Stock Option is exercisable. The Committee may, in its discretion, from time to time impose such additional or different restrictions on Stock Appreciation Rights relating to Incentive Stock Options as may be necessary to maintain the eligibility of such Options for preferential tax treatment.

8. PERFORMANCE UNITS

         All Performance Units awarded under the Plan shall be granted on the following terms and conditions (and such other terms and conditions that the Committee may establish which are consistent with the Plan and applicable law):

         (a) Number and Value of Units. The Committee shall determine the number of Performance Units to be granted to each employee selected for an award and the maximum dollar value of each Performance Unit so granted. In the case of any Performance Units granted in relation to a Nonstatutory Stock Option, the initial number of Performance Units shall be no greater than the number of shares which are then subject to the related Nonstatutory Stock

Option. In no event shall the maximum dollar value of Performance Units granted to any Participant in any Fiscal Year exceed $4,000,000.

         In the case of any Performance Units granted in relation to a Nonstatutory Stock Option, the number of such Performance Units shall be cancelled on a one-for-one basis to the extent that (i) either before or after such Performance Units have been earned and credited to Participants, shares are purchased upon exercise under the related Nonstatutory Stock Option or shares under such Nonstatutory Stock Option are used to calculate the cash and/or shares received pursuant to related Stock Appreciation Rights, or (ii) before such Performance Units have been earned and credited to Participants, the related Nonstatutory Stock Option terminates in whole or in part as provided in clauses (i) or (ii) of Section 6(d).

         (b) Performance Objectives. Except as otherwise determined by the Committee and as permitted by Section 10, the award period (the "Award Period") in respect of any Performance Units shall be a four-year period commencing as of the beginning of the Fiscal Year in or for which such Performance Units are granted. At the time each grant of Performance Units is made, the Committee shall establish and communicate to recipients of Performance Unit awards performance objectives ("Performance Objectives") to be attained within the Award Period as a condition to any right to receive payment in respect of such Performance Units. The Committee may, in its discretion, establish different Performance Objectives and/or Award Periods for Participants employed by or responsible for matters relating to different Participating Subsidiaries or different divisions, groups, departments or other subdivisions of the Company or Participating Subsidiaries and make, in its discretion, any equitable adjustments in Performance Objectives for Performance Units granted later than similar Performance Units awarded for the same Award Period. The Performance Objectives shall be determined by the Committee using such measure or measures of the performance of the Company and/or its Subsidiaries over the Award Period as the Committee shall select other than the market value of Common Stock of the Company.

         (c) Crediting and Payment. At the end of each Award Period, the Committee shall determine the extent to which the Performance Objectives for the Award Period have been attained and the dollar value of each Performance Unit granted for such Award Period. Thereupon, each Participant will be credited with an earned Performance Unit valued at such dollar value for each Performance Unit granted to him or her for such Award Period which remains outstanding as of the date of the Committee's determination. Interest will accrue on the dollar value of each earned Performance Unit from the date of credit at such rate as the Committee may from time to time determine to be reasonable. Any interest earned on or in respect of an earned Performance Unit that is subsequently cancelled other than by payment in respect thereof shall be forfeited by the Participant.

         A Participant whose earned Performance Units were granted in relation to a Nonstatutory Stock Option may elect to receive payment of the dollar value, including accrued interest thereon, of all or part of such earned Performance Units at any time prior to the cancellation of those Performance Units in accordance with Section 8(a), and shall be paid in respect of any such earned Performance Units which remain outstanding promptly following the expiration or termination unexercised of such Nonstatutory Stock Option (other than by reason of the exercise of related Stock Appreciation Rights). Payment in respect of earned Performance Units granted alone and not in relation to a Nonstatutory Stock Option shall be made by the Company promptly following the crediting of those Performance Units.

         Payment in respect of Performance Units shall be made in cash, shares of Common Stock or partly in cash and partly in shares of Common Stock, all as determined by the Committee in its sole discretion. To the extent that payment is made in Common Stock, the number of shares shall be determined by dividing the amount of the payment to be made by the Fair Market Value of a share of Common Stock on the date of (i) receipt of written notice of the Participant's election to receive payment or expiration or termination of the related Nonstatutory Stock Option or (ii) crediting of Performance Units granted alone and not in relation to any Nonstatutory Stock Option. Upon payment in respect of an earned Performance Unit, such Unit shall be cancelled.

         (d) Termination of Employment or Death. In the event that a recipient of a grant of Performance Units ceases to be an employee of the Company or a Subsidiary prior to the end of the Award Period applicable to such Units by reason of Retirement, Disability or death, any of his or her outstanding Performance Units granted in relation to Nonstatutory Stock Options (after reduction on a one-for-one basis to the extent that related Nonstatutory Stock Options terminate as provided in clause (iii) of Section 6(a) and clause (i) of
Section 6(d)) and which are eventually earned in accordance with Section 8(c), shall be credited to such Participant or, in the case of such Participant's death, his or her Designated Beneficiary or, if none, his or her legal representative, and shall be payable at such times and in the manner provided in
Section 8(c). Any of his or her Performance Units not granted in relation to Nonstatutory Stock Options and eventually earned in accordance with Section 8(c) shall become payable as provided in Section 8(c), but in proportion to the service of the Participant during the Award Period excluding any such service following the last full calendar month of the Award Period preceding his or her Retirement, Disability or death, unless the Committee determines, in its discretion, that such Participant or his or her Designated Beneficiary or legal representative should be eligible for eventual payment in full in respect of such Performance Units as if the Participant had continued in service through the end of the Award Period.

9. DEFERRED STOCK UNITS

         The Committee may grant Deferred Stock Units to Participants on the following terms and conditions (and such other terms and conditions that the Committee may establish which are consistent with the Plan and applicable law):

         (a) Number, Value and Manner of Payment of Deferred Stock Units. Each Deferred Stock Unit shall be equivalent in value to one share of Common Stock and shall entitle the Participant to receive from the Company at the end of the deferral period (the "Deferral Period") applicable to such Unit, without payment of cash or other consideration to the Company but in consideration of services performed for or for the benefit of the Company or a Participating Subsidiary by such Participant, the value at such time of each Unit. Payment of the value of such awards may be made in shares of Common Stock, cash or both as determined by the Committee during, or as soon as practicable after the end of the Deferral Period. If paid in Common Stock, the Participant shall receive a number of shares of Common Stock equal to the number of matured or earned Deferred Stock Units, and if paid in cash, the Participant shall receive for each matured Deferred Stock Unit an amount equal to the Fair Market Value of a share of Common Stock on the last day of the applicable Deferral Period (except as otherwise provided in Section 10). Upon payment in respect of a Deferred Stock Unit, such Unit shall be canceled. In no event shall the number of Deferred Stock Units granted to any Participant in any Fiscal Year exceed 100,000.

         (b) Deferral Period. Except as otherwise provided in Section 9(c), payments in respect of Deferred Stock Units shall be made only at the end of the Deferral Period applicable to such Units, the duration of which Deferral Period shall be fixed by the Committee at the time of grant of such Deferred Stock Units. Deferral Periods shall be no less than one year.

         (c) Termination of Employment or Death.

                  (i) If during a Deferral Period a Participant's employment with the Company or a Subsidiary is terminated for any reason other than Retirement, Disability or death, such Participant shall forfeit his or her Deferred Stock Units which would have matured or been earned at the end of such Deferral Period, unless the Committee determines in its discretion that such Deferred Stock Units should be paid at the end of such Deferral Period or, notwithstanding any other provision of the Plan, on some accelerated basis.

                  (ii) Unless otherwise specified by the Committee in the applicable Deferred Stock Units agreement, a Participant whose employment with the Company or a Subsidiary terminates during a Deferral Period due to Retirement or Disability or, in the case of his or her death before or after Retirement or Disability, such Participant's Designated Beneficiary or, if none, his or her legal representative, shall receive payment in respect of such Participant's Deferred Stock Units which would have matured or been earned at the end of such Deferral Period, at such time and in such manner as if the Participant were still employed (and living) at the end of the Deferral Period or, notwithstanding any other provision of the Plan, on such accelerated basis as the Committee may determine.

         (d) Dividends. No cash dividends or equivalent amounts shall be paid on outstanding Deferred Stock Units. However, when payment of the value of an award is made to the Participant, the Company shall pay to the Participant an additional amount in cash which shall be equal to the cash dividends, if any ("Dividend Equivalent") which would have been paid during the period since the award was granted with respect to issued and outstanding shares of Common Stock equal in number to the number of Deferred Stock Units being paid. No interest shall be paid on any such Dividend Equivalent or any part thereof.

10. CHANGE IN CONTROL

         Following or in connection with the occurrence of a Change in Control, the following shall or may occur as specified below, notwithstanding any other provisions of this Plan to the contrary:

         (a) Acceleration and Exercisability of Stock Options and Stock Appreciation Rights; Amount of Cash and/or Number of Shares for Stock Appreciation Rights. All Stock Options and Stock Appreciation Rights shall become immediately exercisable in full for the period of their remaining terms automatically and without any action by the Committee, provided, however, that the acceleration of the exercisability of any Stock Option or Stock Appreciation Right that has not been outstanding for a period of at least six months from its respective date of grant shall occur on the first day next following the end of such six-month period. In addition to the normal Exercise Period for Stock Appreciation Rights provided for in Section 7(b), Stock Appreciation Rights shall be exercisable during the thirty-day period immediately following the later of (i) the Change in Control or (ii) the date of acceleration of their exercisability, that is, upon the first date more than six months from their date of grant following the Change in Control. The amount of the payment to be made upon the exercise of a Stock Appreciation Right following a Change in Control shall be determined, without regard to the limitation contained in clause (i) of Section 7(b), by multiplying (i) that portion, as elected by the Participant, of the total number of shares as to which the Participant is entitled to exercise the Stock Appreciation Rights as of the Exercise Date for the Stock Appreciation Rights, by (ii) 100% of the amount by which

                  (A) the greater of (1) the highest tender or exchange offer price paid or to be paid for Common Stock pursuant to the offer associated with the Change in Control (such price to be determined by the Committee from such source or sources of information as the Committee shall determine including, without limitation, the Schedule 13D or an amendment thereto filed by the offeror pursuant to Rule 13d-1 under the Act), or the price paid or to be paid for Common Stock under an agreement associated with the Change in Control, as the case may be, and (2) the highest Fair Market Value of a share of Common Stock on any day during the sixty-day period immediately preceding the Exercise Date of the Stock Appreciation Rights, exceeds

                  (B) the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Rights.

         For purposes of determining the price paid or to be paid for Common Stock under clause (1) of paragraph (A) of the preceding formula, consideration other than cash forming part or all of the consideration for Common Stock paid or to be paid pursuant to the exchange offer or agreement associated with the Change in Control shall be valued at the higher of the valuation placed thereon by the Board of Directors or by the person making the offer or entering into the agreement with the Company.

         (b) Cash Surrender of Stock Options. All or certain outstanding Stock Options may, at the discretion of the Committee, be required to be surrendered by the holder thereof for cancellation in exchange for a cash payment for each such Stock Option. In the absence of Committee action requiring the surrender of Stock Options, each holder of Stock Options may elect to surrender all or certain of his or her outstanding Options which are then exercisable for cancellation in exchange for a cash payment for each such Stock Option. In any case, the cash payment received for each share subject to the Stock Option shall be 100% of the amount by which the amount described in paragraph (A) of Section 10(a) exceeds the Fair Market Value of a share of Common Stock on the date of grant of the Option. Such payments shall be due and payable immediately upon surrender to the Committee for cancellation of appropriate award agreements or other evidence in writing of the Participant's relinquishment of his or her rights to such award or at such earlier date as the Committee shall determine (but in no event earlier than the occurrence of a Change in Control) and shall be valued as if the Exercise Date were the date of receipt of said materials or such earlier date as the Committee shall determine.

         (c) Accelerated Payment of Pro Rata Performance Units. The Committee may in its sole discretion determine to credit Participants with a prorated number of and/or dollar value as to any or all outstanding Performance Units to the extent of the elapsed time of the Award Period, but only to the extent Performance Objectives, equitably adjusted (pursuant to Section 11(a)) and otherwise adjusted to reflect the shorter award period, have been achieved, as determined by the Committee, as of the date of such determination. Participants shall have the right to elect to receive payment of amounts in respect of such earned Performance Units beginning no later than thirty days following the Committee's determination to credit said Units under this Section 10(c) or at such earlier date as the Committee shall determine, but in no event earlier than the occurrence of a Change in Control.

         (d) Reduction in Accordance with Plan. The number of shares covered by Stock Options and Stock Appreciation Rights and the number of Performance Units granted in relation to Nonstatutory Stock Options will be reduced on a one-for-one basis to the extent related Stock Options or Stock Appreciation Rights are exercised, or surrendered for cancellation in exchange for a cash payment, or related Performance Units are paid, as the case may be, under this
Section 10.

         (e) Accelerated Payment of Deferred Stock Units. The Committee may, in its sole discretion, determine to pay in full any or all outstanding Deferred Stock Units together with any Dividend Equivalents for the period for which such Units have been outstanding, notwithstanding that the Deferral Periods as to such Deferred Stock Units have not been completed. Such payment may be in cash or in Common Stock, or a combination thereof, as determined by the Committee, and shall be due and payable to Participants no later than thirty days following the Committee's determination to pay said Deferred Stock Units under this
Section 10(e) or at such earlier date as the Committee shall determine, but in no event earlier than the occurrence of a Change in Control. If paid in cash, each Participant shall receive payment of an amount in respect of each Deferred Stock Unit equal to the greater of (i) the highest tender or exchange offer price paid or to be paid for Common Stock pursuant to the offer associated with the Change in Control (such price to be determined by the Committee from such source or sources of information as the Committee shall determine including, without limitation, the Schedule 13D or an amendment thereto filed by the offeror pursuant to Rule 13d-l under the Act) or the price paid or to be paid for Common Stock under an agreement associated with the Change in Control, as the case may be, and (ii) the highest Fair Market Value of a share of Common Stock on any day during the sixty-day period immediately preceding the Change in Control. For purposes of determining the price paid or to be paid for Common Stock under clause (i) of the preceding sentence, consideration other than cash forming part or all of the consideration for Common Stock paid or to be paid pursuant to the exchange offer or agreement associated with the Change in Control shall be valued at the higher of the valuation placed thereon by the Board of Directors or by the person making the offer or entering into the agreement with the Company.

11. DILUTION AND OTHER ADJUSTMENTS

         (a) Notwithstanding any other provision of the Plan, in the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares, a rights offering to purchase Common Stock at a price substantially below fair market value, or other similar corporate change, including without limitation in connection with a Change in Control, an equitable adjustment shall be made, as determined by the Committee, so as to preserve, without increasing or decreasing, the value of Plan awards and authorizations (but subject to the last paragraph of Section 13), in (i) the maximum number or kind of shares issuable or awards which may be granted under the Plan, (ii) the amount payable upon exercise of Stock Appreciation Rights,
(iii) the maximum value payable in respect of Performance Units, (iv) the number or kind of shares or purchase price per share subject to outstanding Stock Options, (v) the number or value, or kind of shares which may be issued in payment of outstanding Stock Appreciation Rights, (vi) the number or value of, or the Performance Objectives or length of the Award Period for, outstanding Performance Units, (vii) the value and attributes of Deferred Stock Units,
(viii) the maximum number, kind or value of any Plan awards which may be awarded or paid to any one employee, (ix) any other aspect or aspects of the Plan or outstanding awards made thereunder as specified by the Committee, or (x) any combination of the foregoing. Such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan.

         (b) The Committee may, from time to time during an Award Period, in its sole discretion (but subject to the last paragraph of Section 13), determine to equitably adjust the Performance Objectives previously established by the Committee for that Award Period as a condition of earning the right to receive payment in respect of Performance Units or to equitably adjust Company performance for all or any portion of the Award Period where such action is warranted by any occurrence, condition, action, change or development by or affecting the performance of the Company or any of its Subsidiaries, such as an acquisition, disposition or divestiture of a business or assets; a change in accounting principles or practices or the method of their application; the occurrence of an extraordinary item for purposes of generally accepted accounting principles; a change in the value or valuation of property or assets; a change in any tax or other law or regulation; or a change in business or corporate strategy, structure or organization. The Committee may also, in its discretion, eliminate the effect of foreign currency conversion gains or losses or translation adjustments from the reported consolidated earnings per share of the Company if used in determining the attainment of any Performance Objectives previously established.

12. MISCELLANEOUS PROVISIONS

         (a) The holder of a Stock Option, Stock Appreciation Right, Performance Unit, or Deferred Stock Unit shall have no rights as a Company shareholder with respect thereto unless, and until the date as of which, certificates for shares of Common Stock are issued upon exercise or payment in respect of such award.

         (b) Except as the Committee shall otherwise determine in connection with determining the terms of awards to be granted or shall thereafter permit, no Stock Option, Stock Appreciation Right, Performance Unit, or Deferred Stock Unit or any rights or interests therein of the recipient thereof shall be assignable or transferable by such recipient except to his or her Designated Beneficiary or by will or the laws of descent and distribution, and, except as aforesaid, during the lifetime of the recipient, the Stock Option, Stock Appreciation Right, Performance Unit, or Deferred Stock Unit shall be exercisable only by, or payable only to, as the case may be, such recipient or his or her guardian or legal representative.

         (c) All Stock Options, Stock Appreciation Rights, Performance Units, and Deferred Stock Units granted under the Plan shall be evidenced by agreements in such form and containing such terms and conditions (not inconsistent with the Plan and applicable domestic and foreign law) in addition to those provided for herein as the Committee shall approve. Notwithstanding any other provision of the Plan to the contrary, the Committee shall be empowered to grant Performance Units in respect of which the recipient will have no immediate right to receive payment upon the Committee's determination that the applicable Performance Objectives have been achieved, to any Participant who does not or will not reside or be domiciled in the United States if, as a result of any law applicable to such Participant or such award or the potential effect of foreign currency conversions or translations on such award, such award will, in the sole discretion of the Committee, best serve the purposes of the Company to be promoted by this Plan.

         (d) No shares of Common Stock shall be issued or transferred upon exercise of any Stock Options or Stock Appreciation Rights or in payment of any Performance Units or Deferred Stock Units granted hereunder unless and until all legal requirements applicable to the issuance or transfer of such shares have been complied with to the satisfaction of the Committee and the Company. The Committee and the Company shall have the right to condition any issuance of shares of Common Stock made to any Participant hereunder on such Participant's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares as the Committee and/or the Company shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

         (e) The Company shall have the right to deduct from all awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such cash awards. In the case of awards to be distributed in Common Stock, the Company shall have the right to require, as a condition of such distribution, that the Participant or other person receiving such Common Stock either (i) pay to the Company at the time of distribution thereof the amount of any such taxes which the Company is required to withhold with respect to such Common Stock or (ii) make such other arrangements as the Company may authorize from time to time to provide for such withholding including without limitation having the number of the units of the award cancelled or the number of the shares of Common Stock to be distributed reduced by an amount with a value equal to the value of such taxes required to be withheld. The obligation of the Company to make delivery of awards in cash or Common Stock shall be subject to currency or other restrictions imposed by any government.

         (f) No employee of the Company or a Subsidiary or other person shall have any claim or right to be granted an award under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a Subsidiary, it being understood that all Company and Subsidiary employees who have or may receive awards under this Plan are employed at the will of the Company or such Subsidiary and in accord with all statutory provisions.

         (g) Distributions of shares of Common Stock upon exercise, in payment or in respect of awards made under this Plan may be made either from shares of authorized but unissued Common Stock reserved for such purpose by the Board of Directors or from shares of authorized and issued Common Stock reacquired by the Company and held in its treasury or held under the Company's Flexible Employee Benefits Trust, as from time to time determined by the Committee, the Board, or pursuant to delegations of authority from either.

         (h) The costs and expenses of administering this Plan shall be borne by the Company and not charged to any award nor to any employee or Participant receiving an award. However, the Company may charge the cost of any awards made to employees of Participating Subsidiaries, including administrative costs and expenses related thereto, to the respective Participating Subsidiaries by which such persons are employed.

         (i) This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any award under this Plan and payment of awards shall be subordinate to the claims of the Company's general creditors.

         (j) In addition to the terms defined elsewhere herein, the following terms as used in this Plan shall have the following meanings:

         "Act" shall mean the Securities Exchange Act of 1934 as amended from time to time.

         "Change in Control" shall mean the first to occur of any one of the events described below:

                  (i) Stock Acquisition. Any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Act), other than the Company or a corporation, a majority of whose outstanding stock entitled to vote is owned, directly or indirectly, by the Company, or a trustee of an employee benefit plan or trust sponsored solely by the Company and/or such a corporation, is or becomes, other than by purchase from the Company or such a corporation, the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities. Such a Change in Control shall be deemed to have occurred on the first to occur of the date securities are first purchased by a tender or exchange offeror, the date on which the Company first learns of acquisition of 20% of such securities, or the later of the effective date of an agreement for the merger, consolidation or other reorganization of the

         Company or the date of approval thereof by a majority of the Company shareholders, as the case may be.

                  (ii) Change in Board. During any period of two consecutive years, individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors, unless the election or nomination for election by the Company's shareholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. Such a Change in Control shall be deemed to have occurred on the date upon which the requisite majority of directors fails to be elected by the shareholders of the Company.

                  (iii) Other Events. Any other event or series of events which, notwithstanding any other provision of this definition, is determined, by a majority of the outside members of the Board of Directors of the Company serving in office at the time such event or events occur, to constitute a change in control of the Company for purposes of this Plan. Such a Change in Control shall be deemed to have occurred on the date of such determination or on such other date as such majority of outside members of the Board shall specify.

         "Designated Beneficiary" shall mean the person or persons last designated as such by the Participant on a form filed by him or her with the Company in accordance with such procedures as the Committee shall approve, provided, however, that in the absence of the filing of such a form with the Company the Designated Beneficiary shall be the person or persons who are the Participant's beneficiary or beneficiaries of the Company's basic life insurance.

         "Disability" shall mean permanent and total disability of an employee participating in the Plan as determined by the Committee in accordance with uniform principles consistently applied, upon the basis of such evidence as the Committee deems necessary and desirable.

         "Fair Market Value" of a share of Common Stock of the Company on any date set forth herein (or, if such date is not expressly set forth herein, on such date or dates as may be determined by the Committee, but not earlier than five trading days prior to the transaction for which the determination is being made), shall mean an amount equal to the mean of the high and low sale prices on the New York Stock Exchange, as reported on the composite transaction tape, or on such other exchange as the Committee may determine.

         "Fiscal Year" shall mean the twelve-month period used as the annual accounting period by the Company and shall be designated according to the calendar year in which such period ends.

         "Internal Revenue Code" shall mean the Internal Revenue Code of 1986 as amended from time to time.

         "Participant" shall mean, as to any award granted under this Plan and for so long as such award is outstanding, the employee to whom such award has been granted.

         "Participating Subsidiary" shall mean any Subsidiary designated by the Committee to participate in this Plan which Subsidiary requests or accepts, by action of its board of directors or other appropriate authority, such designation.

         "Retirement" shall mean separating from service with the Company or a Subsidiary with the right to begin receiving immediate pension benefits under the Company's Pension Plan for Salaried Employees or under another defined benefit pension plan sponsored or otherwise maintained by a Subsidiary for its employees, in either case as then in effect or, in the absence of such Pension Plan or such other pension plan being applicable to any Participant, as determined by the Committee in its sole discretion.

         "Subsidiary" shall mean any domestic or foreign corporation, partnership, association, joint stock company, trust or unincorporated organization "affiliated" with the Company, that is, directly or indirectly, through one or more intermediaries, "controlling", "controlled by" or "under common control with", the Company. "Control" for this purpose means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, contract or otherwise.

13. AMENDMENTS AND TERMINATION

         The Committee may at any time terminate or from time to time amend or suspend the Plan in whole or in part in such respects as the Committee may deem advisable in order that awards granted thereunder shall conform to any change in the law, or in any other respect which the Committee may deem to be in the best interests of the Company; provided, however, that no amendment of the Plan shall be made without shareholder approval if (a) shareholder approval of the amendment is at the time required by applicable law, by the rules of the New York Stock Exchange or any stock exchange on which Common Stock may be listed, or for awards under the Plan to qualify for the exemption from Section 16(b) of the Act provided by Rule 16b-3 thereunder, or (b) the amendment would make changes in the class of employees eligible to receive Incentive Stock Options under the Plan or would increase the number of shares with respect to which Incentive Stock Options may be granted under the Plan. With the consent of the Participant affected, the Committee may amend outstanding agreements evidencing Stock Options, Stock Appreciation Rights, Performance Units, or Deferred Stock Units in a manner not inconsistent with the terms of the Plan.

         The Committee shall have the power to amend the Plan in any manner contemplated by Section 11 or deemed necessary or advisable for awards granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the Act) or to qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code, and any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding awards theretofore granted under the Plan notwithstanding any contrary provisions contained in any award agreement. In the event of any such amendment to the Plan, the holder of any award outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any award agreement relating thereto within such reasonable time as the Committee shall specify in such request.

         Notwithstanding anything contained in this Section 13 or in any other provision of the Plan, unless required by law, no action contemplated or permitted by this Section 13 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any award theretofore made under the Plan without the consent of the affected Participant.

14. EFFECTIVE DATE, AMENDMENT AND RESTATEMENT, AND TERM OF THE PLAN

         This Plan, previously denominated the "Air Products and Chemicals, Inc. 1990 Long-Term Incentive Plan," became effective for the Fiscal Year commencing October 1, 1989 for awards to be made for the Fiscal Year commencing October 1, 1989 and for Fiscal Years thereafter to continue in effect indefinitely until terminated, amended, or suspended as permitted by its terms, following approval by shareholders at the January 26, 1989 annual meeting of shareholders. The Plan was thereafter denominated the "Air Products and Chemicals, Inc. 1997 Long-Term Incentive Plan" and amended and restated effective October 1, 1996 and was again continued in effect indefinitely for awards to be made for the Fiscal Year commencing October 1, 1996 and for Fiscal Years thereafter until terminated, amended, or suspended as permitted by its terms, following approval by shareholders at the January 25, 1996 annual meeting of shareholders.

         The Plan, as amended and restated herein, is effective as of October 1, 2001 and will continue in effect indefinitely for awards to be made for the Fiscal Year commencing October 1, 2001 and for Fiscal Years thereafter until terminated, amended, or suspended as permitted under Section 13, following approval by shareholders at the January 25, 2001 annual meeting of shareholders of the amendments to the Plan described in the proxy statement for such annual meeting.

PROXY

[AIR PRODUCT LOGO]
--------------------------------------------------------------------------------

AIR PRODUCTS AND CHEMICALS, INC.
7201 Hamilton Boulevard
Allentown, PA 18195 - 1501

PROXY SOLICITED BY THE

BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS-- JANUARY 25, 2001

The undersigned hereby appoints John P. Jones III, W. Douglas Brown and Leo J. Daley, or any one of them, with full power of substitution, to represent the undersigned at the annual meeting of shareholders of Air Products and Chemicals, Inc. on Thursday, January 25, 2001 and at any adjournments thereof, and to vote at such meeting the shares which the undersigned would be entitled to vote if personally present in accordance with the following instructions and to vote in their judgment upon all other matters which may properly come before the meeting and any adjournments thereof.




                                                                     SEE REVERSE
                                                                        SIDE

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -



[AIR PRODUCT LOGO]
--------------------------------------------------------------------------------


ANNUAL MEETING OF
AIR PRODUCTS AND CHEMICALS, INC.

THURSDAY - JANUARY 25, 2001
2:00 P.M.
TOMPKINS COLLEGE CENTER THEATER
CEDAR CREST COLLEGE, ALLENTOWN, PA.

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4


                       FOR     WITHHELD

1. To elect all        [ ]       [ ]
   nominees

For all nominees except those named below:


-----------------------------------------
Nominees are:   01. J.F. Hardymon
                02. C.H. Noski
                03. P.G. Rosput
                04. L.D. Thomas
                as directors for three-year terms.

                                               FOR      AGAINST      ABSTAIN

2. APPOINTMENT OF AUDITORS.                    [ ]      [ ]          [ ]
   Ratification of appointment of Arthur
   Andersen LLP, as independent certified
   public accountants for fiscal year 2001.

3. 2002 Amendments to Long-Term                [ ]      [ ]          [ ]
   Incentive Plan. Approval of 2002
   amendments to the Long-Term
   Incentive Plan.

4. Annual Incentive Plan. Approval of          [ ]      [ ]          [ ]
   Internal Revenue Code 162(m) annual
   Incentive Plan Terms.

The shares represented by this proxy will be voted as directed by the shareholder on this proxy with respect to Proposals 1, 2, 3 and 4. If no direction is given, such shares will be voted for Proposals 1, 2, 3 and 4. Such shares will be voted in the proxies' discretion upon such other business as may properly come before the meeting.

SIGNATURE(S)__________________________________________________  DATE____________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


[AIR PRODUCTS LOGO]
--------------------------------------------------------------------------------
                        AIR PRODUCTS AND CHEMICALS, INC.

Dear Shareholder:

Air Products and Chemicals, Inc. encourages you to take advantage of convenient ways to vote your shares. You can vote your shares electronically through the Internet or the telephone, 24 hours a day, 7 days a week. This eliminates the need to return the proxy card.

To vote your shares by these means, please use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system. To ensure that your vote will be counted, please cast your Internet or telephone vote before 12:00 a.m. on January 24, 2001.

1. To vote over the Internet:

         * Log on the Internet and go to the web site http://www.eproxyvote.com/apd

2. To vote by Telephone:

         * On a touch-tone telephone call 1-877-PRX-VOTE (1-877-779-8683)
         * Outside of the U.S. and Canada call 201-536-8073

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, there is no need for you to mail back your proxy card.

                  YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE





--------------------------------------------------------------------------------
                       STATE STREET BANK AND TRUST COMPANY
--------------------------------------------------------------------------------



CONTROL NUMBER:
RECORD DATE SHARES:











   Please be sure to sign and date this Proxy.                  Date
                                                                    ------------


--------------------------------------------------------------------------------
       Participant sign here

                                            FOR ALL      WITH-     FOR ALL
                                            NOMINEES     HOLD      EXCEPT
1. ELECTION OF DIRECTORS                      [ ]        [ ]         [ ]
   The nominees for Directors for
   three-year terms are:

   (01) J.F. HARDYMON  (03) P.G. ROSPUT
   (02) C.H. NOSKI     (04) L.D. THOMAS

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through that nominee(s) name. Your shares will be voted for the remaining nominee(s).

                                                       FOR     AGAINST     ABSTAIN
2. APPOINTMENT OF AUDITORS                             [ ]       [ ]         [ ]
   Ratification of appointment of Arthur Andersen
   LLP as independent certified public accountants
   for fiscal year 2001.

3. 2002 AMENDMENTS TO LONG-TERM INCENTIVE PLAN         [ ]       [ ]         [ ]
   Approval of 2002 Amendments to the Long-Term
   Incentive Plan.


4. ANNUAL INCENTIVE PLAN                               [ ]       [ ]         [ ]
   Approval of Internal Revenue code 162(m) Annual
   Incentive Plan Terms.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE FOR NOS. 1, 2, 3 AND 4.

DETACH CARD                                                          DETACH CARD


                       STATE STREET BANK AND TRUST COMPANY

December 15, 2000

TO: ALL PARTICIPANTS IN THE AIR PRODUCTS AND CHEMICALS, INC. RETIREMENT SAVINGS
    AND STOCK OWNERSHIP PLAN

If you are an active employee with Intranet access, you should have received E-mail notice of electronic access to the Notice of Annual Meeting, the Proxy Statement, and the Annual Report on or about December 15, 2000. You may request paper copies of these materials by calling 1-888-AIR-INFO (1-888-247-4636). If you do not have Intranet access, copies of these materials will be mailed to your home.

As a participant and named fiduciary of a Company sponsored employee benefit savings plan that provides for pass-through voting to participants, you are entitled to vote the shares credited to your account and held by us in our capacity as Trustee under the Air Products and Chemicals, Inc. Retirement Savings and Stock Ownership Plan. These shares will be voted in confidence as you direct if your vote is received by us on or before January 19, 2001.

Similar to last year, you may vote your shares in one of three ways. You may vote over the Internet, vote over the telephone, or vote by marking, signing, dating and returning the voting direction form in the postage paid envelope. Internet and telephone voting instructions are on the reverse side.

Cordially yours,

STATE STREET BANK AND TRUST COMPANY, TRUSTEE

     2001 ANNUAL MEETING OF SHAREHOLDERS - AIR PRODUCTS AND CHEMICALS, INC.

                 STATE STREET BANK AND TRUST COMPANY, BOSTON, MA
                 AS TRUSTEE FOR AIR PRODUCTS AND CHEMICALS, INC.
                   RETIREMENT SAVINGS AND STOCK OWNERSHIP PLAN


The Trustee is hereby directed to vote the shares of common stock of Air Products and Chemicals, Inc. represented by units of interest (the "shares") allocated to my account under the Retirement Savings and Stock Ownership Plan at the annual meeting of shareholders of Air Products and Chemicals, Inc. to be held on 25 January 2001 as directed on the reverse side with respect to proposals 1, 2, 3 and 4.

I understand that the whole shares allocated to my Plan account will be voted by the Trustee in person or by proxy as so directed by me. If this form is signed and returned without directions, the shares allocated to my account will be voted by the Trustee for Proposals 1, 2, 3 and 4. Except as otherwise provided in the Retirement Savings and Stock Ownership Plan, such shares will be voted in the proxies' discretion upon such other business as may properly come before the meeting. If no voting instructions are received or if this form is returned unsigned, the shares allocated to my account will be voted by the Trustee in the same proportions as shares held under the Plan for which voting directions have been received.





                                ELECTRONIC VOTING

You can vote your shares electronically through the Internet or the telephone, 24 hours a day, 7 days a week. This eliminates the need to return the voting direction form.

To vote your shares by these means, please use the control number printed on the voting direction form. The number must be used to access the system.

         1. TO VOTE OVER THE INTERNET:
                  * Log on to the Internet and go to website
                    http://www.eproxyvote.com/apd1

         2. TO VOTE OVER THE TELEPHONE:
                  * On a touch-tone telephone call 1-877-PRX-VOTE
                    (1-877-779-8683).
                  * Outside of the U.S. and Canada call 1-201-536-8073.

Your electronic vote authorizes the proxies in the same manner as if you marked, signed, dated and returned the voting direction form.